NATIONWIDE

PROVIDENT VA

SEPARATE

ACCOUNT A

Annual Report

To

Contract Owners

December 31, 2024

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP
Suite 500 191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life and Annuity Insurance Company and Contract Owners of Nationwide Provident VA Separate Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide Provident VA Separate Account A (the Separate Account), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 1, 2025

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

ALGER AMERICAN FUNDS

Alger Small Cap Growth Portfolio: Class I-2 Shares (AASCO)

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

DWS INVESTMENT MANAGEMENT AMERICAS, INC.

Deutsche DWS Variable Series I - DWS Core Equity VIP: Class A (SVSGI1)

Deutsche DWS Variable Series I - DWS CROCI(R) International VIP: Class A (SVSI1)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)

Federated Hermes Insurance Series - Federated Hermes Fund for U.S. Government Securities II (FVUS2)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2 (FG2)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class (FIGBP)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust - MFS Growth Series: Service Class (MEGSS)

MFS(R) Variable Insurance Trust - MFS New Discovery Series: Service Class (MNDSC)

MFS(R) Variable Insurance Trust - MFS Investors Trust Series: Service Class (MVITSC)

MFS(R) Variable Insurance Trust - MFS Research Series: Service Class (MVRSC)

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class IV (EIF4)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV (GBF4)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class IV (GVEX4)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I (NVNSR1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class II (NVOLG2)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV (SCF4)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV (SCVF4)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class IV (TRF4)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)

PIMCO FUNDS

PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class (PMVHYA)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
AASCO	11,635	$300,826	$207,219	$1	$207,220	$-	$207,220	$207,220	$-	$207,220
SVDF	18,457	475,089	446,112	-	446,112	11	446,101	446,101	-	446,101
SVOF	31,257	774,623	839,570	-	839,570	1	839,569	839,569	-	839,569
DGI	38,115	1,153,763	1,428,543	5	1,428,548	-	1,428,548	1,428,548	-	1,428,548
DSRG	19,692	714,473	1,093,092	421	1,093,513	-	1,093,513	1,093,513	-	1,093,513
SVSGI1	111,863	1,220,536	1,538,114	40	1,538,154	-	1,538,154	1,538,154	-	1,538,154
SVSI1	32,303	218,494	239,045	2	239,047	-	239,047	239,047	-	239,047
FVU2	21,664	211,766	220,757	7	220,764	-	220,764	220,764	-	220,764
FVUS2	30,617	325,637	277,697	-	277,697	9	277,688	277,688	-	277,688
FAMP	82,648	1,324,785	1,359,552	-	1,359,552	13	1,359,539	1,359,539	-	1,359,539
FEIP	194,791	4,384,983	5,179,495	-	5,179,495	113	5,179,382	5,179,382	-	5,179,382
FG2	10,733	879,934	995,383	-	995,383	9	995,374	995,374	-	995,374
FGP	130,410	10,854,016	12,641,940	-	12,641,940	207	12,641,733	12,641,733	-	12,641,733
FHIP	116,395	597,602	549,386	-	549,386	26	549,360	549,360	-	549,360
FIGBP	3,787	47,351	41,580	-	41,580	3	41,577	41,577	-	41,577
FO2	1,077	25,006	27,079	1	27,080	-	27,080	27,080	-	27,080
FOP	5,309	130,194	135,231	-	135,231	-	135,231	135,231	-	135,231
MEGSS	1,701	80,831	114,081	-	114,081	-	114,081	114,081	-	114,081
MNDSC	12,363	174,822	132,902	-	132,902	6	132,896	132,896	-	132,896
MVITSC	3,697	108,077	143,762	-	143,762	6	143,756	143,756	-	143,756
MVRSC	1,195	35,491	41,603	-	41,603	9	41,594	41,594	-	41,594
EIF4	45,608	855,445	923,105	1	923,106	-	923,106	923,106	-	923,106
GBF4	48,354	510,713	446,792	-	446,792	15	446,777	446,777	-	446,777
GEM	2,658	30,480	29,214	-	29,214	2	29,212	29,212	-	29,212
GVEX4	1,008,847	9,147,822	11,531,117	-	11,531,117	353	11,530,764	11,530,764	-	11,530,764
GVIDM	102,136	1,056,789	963,144	-	963,144	17	963,127	963,127	-	963,127
NVIX	308	3,046	3,235	-	3,235	2	3,233	3,233	-	3,233
NVLCP1	16,675	188,223	162,414	-	162,414	5	162,409	162,409	-	162,409
NVMIVX	83,331	800,142	959,140	-	959,140	41	959,099	959,099	-	959,099
NVMMG1	322,145	2,811,324	2,393,537	-	2,393,537	6	2,393,531	2,393,531	-	2,393,531
NVMMV2	5,742	44,430	46,857	-	46,857	4	46,853	46,853	-	46,853
NVOLG1	443,933	7,979,848	11,373,563	-	11,373,563	365	11,373,198	11,373,198	-	11,373,198
NVOLG2	36,986	640,473	933,892	-	933,892	26	933,866	933,866	-	933,866
SAM4	3,403,908	3,403,908	3,403,908	-	3,403,908	502	3,403,406	3,403,406	-	3,403,406
SCF4	68,496	1,210,876	1,365,126	-	1,365,126	33	1,365,093	1,365,093	-	1,365,093
SCVF4	104,958	825,581	1,034,889	1	1,034,890	-	1,034,890	1,034,890	-	1,034,890
TRF4	70,529	1,263,385	1,620,751	-	1,620,751	34	1,620,717	1,620,717	-	1,620,717

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2024

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
AMSRS	2,144	61,292	85,612	-	85,612	5	85,607	85,607	-	85,607
AMTB	3,133	31,914	30,268	-	30,268	4	30,264	30,264	-	30,264
PMVHYA	1,770	12,127	12,811	-	12,811	9	12,802	12,802	-	12,802
VWBF	20,212	167,537	147,144	-	147,144	7	147,137	147,137	-	147,137
VWEM	64,639	741,506	592,735	-	592,735	4	592,731	592,731	-	592,731
VWHA	11,653	315,966	293,410	-	293,410	13	293,397	293,397	-	293,397

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

** For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2024, if applicable.

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	AASCO	SVDF	SVOF	DGI	DSRG	SVSGI1	SVSI1	FVU2
Reinvested dividends	$809	-	398	7,592	5,754	12,660	8,174	4,689
Mortality and expense risk charges (note 2)	(2,995)	(7,175)	(11,901)	(20,236)	(15,269)	(21,345)	(3,488)	(3,004)

Net investment income (loss)	(2,186)	(7,175)	(11,503)	(12,644)	(9,515)	(8,685)	4,686	1,685

Realized gain (loss) on investments	(11,284)	(56,091)	20,523	84,356	40,701	11,631	(945)	(1,061)
Change in unrealized gain (loss) on investments	27,541	140,213	17,307	134,374	184,161	168,643	(673)	26,957

Net gain (loss) on investments	16,257	84,122	37,830	218,730	224,862	180,274	(1,618)	25,896

Reinvested capital gains	-	-	83,238	70,723	6,850	79,959	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$14,071	76,947	109,565	276,809	222,197	251,548	3,068	27,581

Investment Activity*:	FVUS2	FAMP	FEIP	FG2	FGP	FHIP	FIGBP	FO2
Reinvested dividends	$10,154	32,938	91,295	-	106	32,199	1,516	390
Mortality and expense risk charges (note 2)	(3,974)	(19,014)	(75,360)	(14,127)	(173,470)	(7,519)	(672)	(392)

Net investment income (loss)	6,180	13,924	15,935	(14,127)	(173,364)	24,680	844	(2)

Realized gain (loss) on investments	(4,340)	(836)	154,767	91,171	660,271	(6,772)	(1,716)	342
Change in unrealized gain (loss) on investments	(4,199)	69,056	218,984	(55,226)	(153,777)	20,442	1,247	(685)

Net gain (loss) on investments	(8,539)	68,220	373,751	35,945	506,494	13,670	(469)	(343)

Reinvested capital gains	-	8,641	299,872	225,401	2,672,936	-	-	1,279

Net increase (decrease) in contract owners’ equity resulting from operations	$(2,359)	90,785	689,558	247,219	3,006,066	38,350	375	934

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	FOP	MEGSS	MNDSC	MVITSC	MVRSC	EIF4	GBF4	GEM
Reinvested dividends	$2,295	-	-	650	148	16,042	14,417	388
Mortality and expense risk charges (note 2)	(2,009)	(1,477)	(1,806)	(1,974)	(543)	(13,323)	(6,362)	(421)

Net investment income (loss)	286	(1,477)	(1,806)	(1,324)	(395)	2,719	8,055	(33)

Realized gain (loss) on investments	1,044	1,103	(1,834)	2,445	(50)	45,946	(7,717)	44
Change in unrealized gain (loss) on investments	(2,577)	17,494	9,835	11,005	4,050	(7,980)	(1,428)	1,510

Net gain (loss) on investments	(1,533)	18,597	8,001	13,450	4,000	37,966	(9,145)	1,554

Reinvested capital gains	6,341	8,811	-	10,146	2,307	36,246	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$5,094	25,931	6,195	22,272	5,912	76,931	(1,090)	1,521

Investment Activity*:	GVEX4	GVIDM	NVIX	NVLCP1	NVMIVX	NVMMG1	NVMMV2	NVOLG1
Reinvested dividends	$105,741	-	111	5,567	61,362	-	470	134,193
Mortality and expense risk charges (note 2)	(159,082)	(13,091)	(43)	(2,340)	(13,931)	(34,530)	(662)	(160,267)

Net investment income (loss)	(53,341)	(13,091)	68	3,227	47,431	(34,530)	(192)	(26,074)

Realized gain (loss) on investments	(686,788)	(13,752)	8	(2,619)	18,630	(192,603)	246	596,270
Change in unrealized gain (loss) on investments	3,048,114	95,196	(26)	400	(35,605)	614,172	2,299	1,593,195

Net gain (loss) on investments	2,361,326	81,444	(18)	(2,219)	(16,975)	421,569	2,545	2,189,465

Reinvested capital gains	7,743	-	-	-	-	-	818	-

Net increase (decrease) in contract owners’ equity resulting from operations	$2,315,728	68,353	50	1,008	30,456	387,039	3,171	2,163,391

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2024

Investment Activity*:	NVOLG2	SAM4	SCF4	SCVF4	TRF4	AMSRS	AMTB	PMVHYA
Reinvested dividends	$8,691	169,231	1,643	7,817	17,615	181	1,675	2,691
Mortality and expense risk charges (note 2)	(13,492)	(49,890)	(19,914)	(15,782)	(24,005)	(1,232)	(443)	(653)

Net investment income (loss)	(4,801)	119,341	(18,271)	(7,965)	(6,390)	(1,051)	1,232	2,038

Realized gain (loss) on investments	51,107	-	(16,398)	(70,744)	237,417	9,479	(425)	(4,871)
Change in unrealized gain (loss) on investments	132,445	-	146,149	120,143	(83,742)	7,132	608	5,195

Net gain (loss) on investments	183,552	-	129,751	49,399	153,675	16,611	183	324

Reinvested capital gains	-	-	40,424	9,625	65,859	3,889	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$178,751	119,341	151,904	51,059	213,144	19,449	1,415	2,362

Investment Activity*:	VWBF	VWEM	VWHA
Reinvested dividends	$10,882	11,454	8,585
Mortality and expense risk charges (note 2)	(2,105)	(9,533)	(4,584)

Net investment income (loss)	8,777	1,921	4,001

Realized gain (loss) on investments	(1,235)	(27,435)	(3,408)
Change in unrealized gain (loss) on investments	(5,426)	29,571	(13,187)

Net gain (loss) on investments	(6,661)	2,136	(16,595)

Reinvested capital gains	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$2,116	4,057	(12,594)

* For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2024, if applicable.

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	AASCO		SVDF		SVOF		DGI
	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:
Net investment income (loss)	$(2,186)	(2,985)	(7,175)	(7,326)	(11,503)	(11,839)	(12,644)	(9,699)
Realized gain (loss) on investments	(11,284)	(19,622)	(56,091)	(10,014)	20,523	34,166	84,356	(807)

Change in unrealized gain (loss) on investments	27,541	53,349	140,213	105,796	17,307	92,728	134,374	160,486
Reinvested capital gains	-	-	-	-	83,238	74,407	70,723	141,197

Net increase (decrease) in contract owners’ equity resulting from operations	14,071	30,742	76,947	88,456	109,565	189,462	276,809	291,177

Equity transactions:

Purchase payments received from contract owners (note 4)	137	348	47	41	84	82	1,957	361
Transfers between funds	110	(36)	(494)	295	153	(2,869)	(3,112)	(4,976)
Redemptions (notes 2, 3, and 4)	(15,319)	(49,725)	(189,502)	(11,455)	(146,444)	(100,158)	(276,227)	(46,246)
Adjustments to maintain reserves	(6)	578	(20)	(382)	(2)	507	(10)	(1,583)

Net equity transactions	(15,078)	(48,835)	(189,969)	(11,501)	(146,209)	(102,438)	(277,392)	(52,444)

Net change in contract owners’ equity	(1,007)	(18,093)	(113,022)	76,955	(36,644)	87,024	(583)	238,733

Contract owners’ equity at beginning of period	208,227	226,320	559,123	482,168	876,213	789,189	1,429,131	1,190,398

Contract owners’ equity at end of period	$207,220	208,227	446,101	559,123	839,569	876,213	1,428,548	1,429,131

CHANGE IN UNITS:
Beginning units	115	143	473	483	398	447	344	358
Units purchased	1	2	1	2	2	1	-	-
Units redeemed	(9)	(30)	(150)	(12)	(64)	(50)	(60)	(14)

Ending units	107	115	324	473	336	398	284	344

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	DSRG		SVSGI1		SVSI1		FVU2
	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:
Net investment income (loss)	$(9,515)	(6,338)	(8,685)	(5,949)	4,686	4,471	1,685	885
Realized gain (loss) on investments	40,701	29,238	11,631	58,177	(945)	(2,056)	(1,061)	(1,629)
Change in unrealized gain (loss) on investments	184,161	54,962	168,643	150,617	(673)	36,576	26,957	14,115
Reinvested capital gains	6,850	113,817	79,959	77,479	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	222,197	191,679	251,548	280,324	3,068	38,991	27,581	13,371

Equity transactions:
Purchase payments received from contract owners (note 4)	1,030	641	1,058	721	-	-	47	41
Transfers between funds	(6,009)	(4,853)	(787)	(3,552)	-	-	(195)	878
Redemptions (notes 2, 3, and 4)	(112,885)	(145,176)	(73,820)	(175,155)	(18,511)	(17,170)	(5,900)	(3,312)
Adjustments to maintain reserves	405	(956)	48	(420)	8	(364)	1	346

Net equity transactions	(117,459)	(150,344)	(73,501)	(178,406)	(18,503)	(17,534)	(6,047)	(2,047)

Net change in contract owners’ equity	104,738	41,335	178,047	101,918	(15,435)	21,457	21,534	11,324
Contract owners’ equity at beginning of period	988,775	947,440	1,360,107	1,258,189	254,482	233,025	199,230	187,906

Contract owners’ equity at end of period	$1,093,513	988,775	1,538,154	1,360,107	239,047	254,482	220,764	199,230

CHANGE IN UNITS:
Beginning units	279	326	370	424	270	290	124	125
Units purchased	-	1	1	-	-	-	1	1
Units redeemed	(29)	(48)	(17)	(54)	(19)	(20)	(5)	(2)

Ending units	250	279	354	370	251	270	120	124

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FVUS2		FAMP		FEIP		FG2
	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:
Net investment income (loss)	$6,180	3,915	13,924	11,960	15,935	25,191	(14,127)	(13,126)
Realized gain (loss) on investments	(4,340)	(18,058)	(836)	(19,707)	154,767	(3,050)	91,171	113,949
Change in unrealized gain (loss) on investments	(4,199)	19,768	69,056	134,883	218,984	271,865	(55,226)	135,187
Reinvested capital gains	-	-	8,641	14,605	299,872	143,209	225,401	43,091

Net increase (decrease) in contract owners’ equity resulting from operations	(2,359)	5,625	90,785	141,741	689,558	437,215	247,219	279,101

Equity transactions:

Purchase payments received from contract owners (note 4)	180	180	-	-	1,682	(10,895)	-	-
Transfers between funds	2,728	2,196	6,667	4,678	7,440	28,265	(44,336)	(49,325)
Redemptions (notes 2, 3, and 4)	(13,879)	(56,411)	(73,064)	(124,326)	(725,599)	(373,887)	(143,023)	(146,008)
Adjustments to maintain reserves	(7)	(386)	(18)	66	(20)	68	5	631

Net equity transactions	(10,978)	(54,421)	(66,415)	(119,582)	(716,497)	(356,449)	(187,354)	(194,702)

Net change in contract owners’ equity	(13,337)	(48,796)	24,370	22,159	(26,939)	80,766	59,865	84,399

Contract owners’ equity at beginning of period	291,025	339,821	1,335,169	1,313,010	5,206,321	5,125,555	935,509	851,110

Contract owners’ equity at end of period	$277,688	291,025	1,359,539	1,335,169	5,179,382	5,206,321	995,374	935,509

CHANGE IN UNITS:
Beginning units	323	388	646	708	1,305	1,402	536	654
Units purchased	4	3	3	3	6	9	1	-
Units redeemed	(16)	(68)	(34)	(65)	(169)	(106)	(92)	(118)

Ending units	311	323	615	646	1,142	1,305	445	536

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FGP		FHIP		FIGBP		FO2
	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:
Net investment income (loss)	$(173,364)	(124,119)	24,680	20,800	844	270	(2)	(598)
Realized gain (loss) on investments	660,271	353,646	(6,772)	(27,458)	(1,716)	(6,884)	342	11,777
Change in unrealized gain (loss) on investments	(153,777)	2,199,410	20,442	50,863	1,247	8,403	(685)	(2,504)
Reinvested capital gains	2,672,936	454,428	-	-	-	-	1,279	67

Net increase (decrease) in contract owners’ equity resulting from operations	3,006,066	2,883,365	38,350	44,205	375	1,789	934	8,742

Equity transactions:

Purchase payments received from contract owners (note 4)	(101,581)	8,608	313	580	-	54	-	-
Transfers between funds	(62,928)	(145,460)	11,474	10,455	1,373	975	300	(70)
Redemptions (notes 2, 3, and 4)	(927,707)	(847,439)	(27,748)	(87,566)	(14,482)	(36,231)	(608)	(51,859)
Adjustments to maintain reserves	(51)	1,891	2	5	(4)	377	5	293

Net equity transactions	(1,092,267)	(982,400)	(15,959)	(76,526)	(13,113)	(34,825)	(303)	(51,636)

Net change in contract owners’ equity	1,913,799	1,900,965	22,391	(32,321)	(12,738)	(33,036)	631	(42,894)

Contract owners’ equity at beginning of period	10,727,934	8,826,969	526,969	559,290	54,315	87,351	26,449	69,343

Contract owners’ equity at end of period	$12,641,733	10,727,934	549,360	526,969	41,577	54,315	27,080	26,449

CHANGE IN UNITS:
Beginning units	1,679	1,856	371	429	46	78	33	104
Units purchased	3	3	8	10	1	1	-	-
Units redeemed	(143)	(180)	(19)	(68)	(12)	(33)	-	(71)

Ending units	1,539	1,679	360	371	35	46	33	33

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	FOP		MEGSS		MNDSC		MVITSC
	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:
Net investment income (loss)	$286	(500)	(1,477)	(1,083)	(1,806)	(1,619)	(1,324)	(1,129)
Realized gain (loss) on investments	1,044	567	1,103	603	(1,834)	(2,598)	2,445	1,291
Change in unrealized gain (loss) on investments	(2,577)	22,504	17,494	16,211	9,835	17,996	11,005	12,161
Reinvested capital gains	6,341	335	8,811	6,580	-	-	10,146	6,983

Net increase (decrease) in contract owners’ equity resulting from operations	5,094	22,906	25,931	22,311	6,195	13,779	22,272	19,306

Equity transactions:
Purchase payments received from contract owners (note 4)	195	210	-	-	-	-	-	-
Transfers between funds	647	(301)	(46)	15	4,673	2,650	-	-
Redemptions (notes 2, 3, and 4)	(4,970)	(16,284)	(321)	(252)	(2,236)	(1,999)	(7,712)	(8,324)
Adjustments to maintain reserves	4	631	13	(45)	(11)	445	(14)	(81)

Net equity transactions	(4,124)	(15,744)	(354)	(282)	2,426	1,096	(7,726)	(8,405)

Net change in contract owners’ equity	970	7,162	25,577	22,029	8,621	14,875	14,546	10,901
Contract owners’ equity at beginning of period	134,261	127,099	88,504	66,475	124,275	109,400	129,210	118,309

Contract owners’ equity at end of period	$135,231	134,261	114,081	88,504	132,896	124,275	143,756	129,210

CHANGE IN UNITS:
Beginning units	90	101	65	65	80	79	82	88
Units purchased	-	2	1	1	2	2	-	-
Units redeemed	(3)	(13)	(1)	(1)	(1)	(1)	(4)	(6)

Ending units	87	90	65	65	81	80	78	82

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	MVRSC		EIF4		GBF4		GEM
	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:
Net investment income (loss)	$(395)	(1,162)	2,719	4,359	8,055	5,188	(33)	97
Realized gain (loss) on investments	(50)	9,759	45,946	18,276	(7,717)	(15,001)	44	(305)
Change in unrealized gain (loss) on investments	4,050	3,919	(7,980)	(4,864)	(1,428)	22,731	1,510	921
Reinvested capital gains	2,307	8,414	36,246	76,424	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	5,912	20,930	76,931	94,195	(1,090)	12,918	1,521	713

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	474	463	-	-
Transfers between funds	742	559	14,530	13,700	29,004	26,644	-	-
Redemptions (notes 2, 3, and 4)	(93)	(125,742)	(157,792)	(42,844)	(47,979)	(79,737)	(1,743)	(1,660)
Adjustments to maintain reserves	(2)	(60)	16	(102)	(19)	(202)	(3)	(212)

Net equity transactions	647	(125,243)	(143,246)	(29,246)	(18,520)	(52,832)	(1,746)	(1,872)

Net change in contract owners’ equity	6,559	(104,313)	(66,315)	64,949	(19,610)	(39,914)	(225)	(1,159)
Contract owners’ equity at beginning of period	35,035	139,348	989,421	924,472	466,387	506,301	29,437	30,596

Contract owners’ equity at end of period	$41,594	35,035	923,106	989,421	446,777	466,387	29,212	29,437

CHANGE IN UNITS:
Beginning units	24	114	539	556	583	645	65	69
Units purchased	1	-	8	8	33	31	-	-
Units redeemed	(1)	(90)	(83)	(25)	(53)	(93)	(4)	(4)

Ending units	24	24	464	539	563	583	61	65

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	GVEX4		GVIDM		NVIX		NVLCP1
	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:
Net investment income (loss)	$(53,341)	(11,333)	(13,091)	(12,130)	68	61	3,227	3,717
Realized gain (loss) on investments	(686,788)	(209,142)	(13,752)	(37,927)	8	1	(2,619)	(5,093)
Change in unrealized gain (loss) on investments	3,048,114	2,359,206	95,196	158,390	(26)	216	400	10,895
Reinvested capital gains	7,743	12,052	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,315,728	2,150,783	68,353	108,333	50	278	1,008	9,519

Equity transactions:
Purchase payments received from contract owners (note 4)	(87,006)	10,810	5,131	3,130	-	-	-	-
Transfers between funds	(20,984)	(24,393)	2,030	665	238	2,676	1,481	830
Redemptions (notes 2, 3, and 4)	(1,309,392)	(687,095)	(26,940)	(51,494)	(7)	-	(12,918)	(14,423)
Adjustments to maintain reserves	(355)	(2,060)	(11)	(97)	-	(2)	(3)	144

Net equity transactions	(1,417,737)	(702,738)	(19,790)	(47,796)	231	2,674	(11,440)	(13,449)

Net change in contract owners’ equity	897,991	1,448,045	48,563	60,537	281	2,952	(10,432)	(3,930)
Contract owners’ equity at beginning of period	10,632,773	9,184,728	914,564	854,027	2,952	-	172,841	176,771

Contract owners’ equity at end of period	$11,530,764	10,632,773	963,127	914,564	3,233	2,952	162,409	172,841

CHANGE IN UNITS:
Beginning units	1,902	2,041	1,832	1,915	4	-	383	415
Units purchased	4	3	6	4	-	4	3	3
Units redeemed	(228)	(142)	(23)	(87)	-	-	(28)	(35)

Ending units	1,678	1,902	1,815	1,832	4	4	358	383

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVMIVX		NVMMG1		NVMMV2		NVNSR1
	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:
Net investment income (loss)	$47,431	11,745	(34,530)	(32,019)	(192)	69	-	(187)
Realized gain (loss) on investments	18,630	19,691	(192,603)	(267,905)	246	42	-	(2,293)
Change in unrealized gain (loss) on investments	(35,605)	94,621	614,172	686,883	2,299	(3,317)	-	3,536
Reinvested capital gains	-	-	-	-	818	6,174	-	439

Net increase (decrease) in contract owners’ equity resulting from operations	30,456	126,057	387,039	386,959	3,171	2,968	-	1,495

Equity transactions:
Purchase payments received from contract owners (note 4)	253	267	452	542	-	-	1	-
Transfers between funds	15,576	3,823	(3,589)	(3,241)	693	1,710	-	-
Redemptions (notes 2, 3, and 4)	(65,296)	(93,894)	(304,586)	(238,479)	(1,848)	(43)	-	(20,175)
Adjustments to maintain reserves	-	(165)	(19)	601	(3)	120	(1)	114

Net equity transactions	(49,467)	(89,969)	(307,742)	(240,577)	(1,158)	1,787	-	(20,061)

Net change in contract owners’ equity	(19,011)	36,088	79,297	146,382	2,013	4,755	-	(18,566)
Contract owners’ equity at beginning of period	978,110	942,022	2,314,234	2,167,852	44,840	40,085	-	18,566

Contract owners’ equity at end of period	$959,099	978,110	2,393,531	2,314,234	46,853	44,840	-	-

CHANGE IN UNITS:
Beginning units	1,926	2,134	1,377	1,532	32	31	-	16
Units purchased	25	9	1	2	1	2	-	1
Units redeemed	(94)	(217)	(299)	(157)	(1)	(1)	-	(17)

Ending units	1,857	1,926	1,079	1,377	32	32	-	-

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	NVOLG1		NVOLG2		SAM4		SCF4
	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:
Net investment income (loss)	$(26,074)	(1,885)	(4,801)	(1,475)	119,341	120,266	(18,271)	(12,326)
Realized gain (loss) on investments	596,270	252,293	51,107	11	-	-	(16,398)	(30,245)
Change in unrealized gain (loss) on investments	1,593,195	1,817,931	132,445	174,874	-	-	146,149	200,354
Reinvested capital gains	-	-	-	-	-	-	40,424	8,264

Net increase (decrease) in contract owners’ equity resulting from operations	2,163,391	2,068,339	178,751	173,410	119,341	120,266	151,904	166,047

Equity transactions:
Purchase payments received from contract owners (note 4)	4,250	3,679	-	-	8,120	8,975	900	920
Transfers between funds	(37,272)	(35,814)	1,702	6,508	49,139	135,494	8,002	11,153
Redemptions (notes 2, 3, and 4)	(1,481,417)	(1,469,120)	(214,857)	(8,372)	(432,309)	(371,815)	(305,979)	(56,994)
Adjustments to maintain reserves	(373)	283	(9)	755	(395)	562	(16)	(833)

Net equity transactions	(1,514,812)	(1,500,972)	(213,164)	(1,109)	(375,445)	(226,784)	(297,093)	(45,754)

Net change in contract owners’ equity	648,579	567,367	(34,413)	172,301	(256,104)	(106,518)	(145,189)	120,293
Contract owners’ equity at beginning of period	10,724,619	10,157,252	968,279	795,978	3,659,510	3,766,028	1,510,282	1,389,989

Contract owners’ equity at end of period	$11,373,198	10,724,619	933,866	968,279	3,403,406	3,659,510	1,365,093	1,510,282

CHANGE IN UNITS:
Beginning units	3,815	4,414	357	358	5,748	6,110	679	702
Units purchased	2	5	2	4	92	245	8	9
Units redeemed	(476)	(604)	(74)	(5)	(670)	(607)	(137)	(32)

Ending units	3,341	3,815	285	357	5,170	5,748	550	679

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	SCVF4		TRF4		AMSRS		AMTB
	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:
Net investment income (loss)	$(7,965)	(11,835)	(6,390)	(53)	(1,051)	(886)	1,232	1,004
Realized gain (loss) on investments	(70,744)	(85,510)	237,417	98,031	9,479	3,316	(425)	(329)
Change in unrealized gain (loss) on investments	120,143	216,840	(83,742)	(151,126)	7,132	15,873	608	708
Reinvested capital gains	9,625	58,512	65,859	166,261	3,889	1,409	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	51,059	178,007	213,144	113,113	19,449	19,712	1,415	1,383

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	615	750	315	330	-	-
Transfers between funds	5,467	(964)	2,489	11,928	(295)	(205)	762	1,027
Redemptions (notes 2, 3, and 4)	(291,205)	(96,634)	(332,708)	(96,883)	(30,939)	(1,409)	(4,705)	(2,055)
Adjustments to maintain reserves	3	658	(29)	1,226	(2)	(259)	-	(44)

Net equity transactions	(285,735)	(96,940)	(329,633)	(82,979)	(30,921)	(1,543)	(3,943)	(1,072)

Net change in contract owners’ equity	(234,676)	81,067	(116,489)	30,134	(11,472)	18,169	(2,528)	311
Contract owners’ equity at beginning of period	1,269,566	1,188,499	1,737,206	1,707,072	97,079	78,910	32,792	32,481

Contract owners’ equity at end of period	$1,034,890	1,269,566	1,620,717	1,737,206	85,607	97,079	30,264	32,792

CHANGE IN UNITS:
Beginning units	619	672	1,609	1,645	124	126	47	49
Units purchased	4	-	1	6	1	-	2	2
Units redeemed	(142)	(53)	(396)	(42)	(37)	(2)	(7)	(4)

Ending units	481	619	1,214	1,609	88	124	42	47

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2024 AND DECEMBER 31, 2023

	PMVHYA		VWBF		VWEM		VWHA
	2024	2023	2024	2023	2024	2023	2024	2023
Investment activity*:
Net investment income (loss)	$2,038	5,490	8,777	4,691	1,921	14,574	4,001	4,810
Realized gain (loss) on investments	(4,871)	(11,048)	(1,235)	(12,948)	(27,435)	(25,687)	(3,408)	(2,971)
Change in unrealized gain (loss) on investments	5,195	17,174	(5,426)	22,516	29,571	63,716	(13,187)	(19,754)
Reinvested capital gains	-	-	-	-	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	2,362	11,616	2,116	14,259	4,057	52,603	(12,594)	(17,915)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	2,545	946	-	-
Transfers between funds	100	(100)	333	1,015	11,936	7,298	258	722
Redemptions (notes 2, 3, and 4)	(86,926)	(57,373)	(4,597)	(43,613)	(94,898)	(56,524)	(21,365)	(19,775)
Adjustments to maintain reserves	(13)	7	(6)	115	(5)	226	(14)	(359)

Net equity transactions	(86,839)	(57,466)	(4,270)	(42,483)	(80,422)	(48,054)	(21,121)	(19,412)

Net change in contract owners’ equity	(84,477)	(45,850)	(2,154)	(28,224)	(76,365)	4,549	(33,715)	(37,327)
Contract owners’ equity at beginning of period	97,279	143,129	149,291	177,515	669,096	664,547	327,112	364,439

Contract owners’ equity at end of period	$12,802	97,279	147,137	149,291	592,731	669,096	293,397	327,112

CHANGE IN UNITS:
Beginning units	74	121	155	202	512	551	245	260
Units purchased	-	-	1	3	12	7	1	-
Units redeemed	(65)	(47)	(6)	(50)	(69)	(46)	(16)	(15)

Ending units	9	74	150	155	455	512	230	245

* For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2024, if applicable.

See accompanying notes to financial statements.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide Provident VA Separate Account A (the Separate Account) was established by Nationwide Life and Annuity Company of America (NLACA) under the provisions of Pennsylvania law and commenced operations on April 14, 1992. On December 31, 2009 NLACA merged with Nationwide Life and Annuity Insurance Company (“NLAIC” or “the Company”) with NLAIC as the surviving entity. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (the Contracts) are allocated until maturity or termination of the Contracts. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies.

(b) The Contracts

The Separate Account offers variable annuity insurance benefits intended to serve the long-term saving needs of investors. The primary distribution for the contracts is through the brokerage community; however, other distributors are utilized. Contract features are described in the applicable prospectus.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

ALGER AMERICAN FUNDS

Alger Small Cap Growth Portfolio: Class I-2 Shares (AASCO)

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

DWS INVESTMENT MANAGEMENT AMERICAS, INC.

Deutsche DWS Variable Series I - DWS Core Equity VIP: Class A (SVSGI1)

Deutsche DWS Variable Series I - DWS CROCI(R) International VIP: Class A (SVSI1)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)

Federated Hermes Insurance Series - Federated Hermes Fund for U.S. Government Securities II (FVUS2)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2 (FG2)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class (FIGBP)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust - MFS Growth Series: Service Class (MEGSS)

MFS(R) Variable Insurance Trust - MFS New Discovery Series: Service Class (MNDSC)

MFS(R) Variable Insurance Trust - MFS Investors Trust Series: Service Class (MVITSC)

MFS(R) Variable Insurance Trust - MFS Research Series: Service Class (MVRSC)

NATIONWIDE FUNDS

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class IV (EIF4)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV (GBF4)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class IV (GVEX4)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class II (NVNMO2)*

Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I (NVNSR1)*

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class II (NVOLG2)

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II (NVSTB2)*

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV (SCF4)

Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I (SCGF)*

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV (SCVF4)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class IV (TRF4)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)

PIMCO FUNDS

PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class (PMVHYA)

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)*

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

*	At December 31, 2024, contract owners were not invested in this fund.

Unless listed below, the financial statements presented are as of December 31, 2024 and for each of the years in the two-year period ended December 31, 2024. There were no inceptions for the year ended December 31, 2024. There were no inceptions for the year ended December 31, 2023.

There were no subaccount mergers for the one-year period ending December 31, 2024.

There were no subaccount name changes for the one-year period ended December 31, 2024.

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2024 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the Separate Account financial statements include an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to the payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 6%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(g) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate contract owner account balances.

(h) Segment Disclosures

In this reporting period, each subaccount within the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of operations for the subaccounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The subaccounts have acted as single reportable segments and the CODM is Product Development. The CODM assesses subaccount performance including investment results reflected in the net increase (decrease) in contract owners’ equity resulting from operations as reported in the Statements of Operations as well as investment income ratios, and total return, within the financial highlights of the notes to the financial statements.

(i) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued, and no subsequent events have occurred requiring accrual or disclosure.

(2) Expenses

The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the contract and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each contract are described in detail in the applicable prospectus. Maximum variable account charges for contracts offered through the Separate Account range from 1.20% to 1.80%.

Contract Charges
Recurring Variable Account Charges - assessed through a reduction in unit values	Equal, on an annualized basis, to 1.20% of the daily value of the allocations to the underlying fund options
Annual Administrative Fee - assessed through a redemption of units	Up to $40 annually
Contingent Deferred Sales Charge - assessed on the amount of purchase payment surrendered	0.00% - 8.00%
Maximum Contingent Deferred Sales Charge Period	9 years
Rider Charges - annualized and assessed through either a reduction in unit value or the redemption of units
Death Benefit Riders	0.25% - 0.40%

(3) Annuity Benefits

Annuity benefit proceeds result in a redemption of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(4) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the contract owner. For the years ended December 31, 2024 and 2023, total transfers to the Separate Account from the fixed account were $210,353 and $15,032, respectively, and total transfers from the Separate Account to the fixed account were $45,845 and $4,297, respectively. Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(5) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 investments.

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
AASCO	$1,061	$18,320
SVDF	427	197,552
SVOF	84,112	158,585
DGI	147,149	366,452
DSRG	14,310	134,839
SVSGI1	94,398	96,673
SVSI1	8,174	21,998
FVU2	4,713	9,076
FVUS2	12,865	17,657
FAMP	47,929	91,761
FEIP	396,309	796,980
FG2	225,401	201,486
FGP	2,678,562	1,271,206
FHIP	43,786	35,066
FIGBP	2,879	15,143
FO2	2,023	1,054
FOP	9,509	7,010
MEGSS	8,913	1,946
MNDSC	4,658	4,027
MVITSC	10,796	9,685
MVRSC	3,337	777
EIF4	66,878	171,175
GBF4	42,462	52,908
GEM	388	2,165
GVEX4	182,211	1,645,190
GVIDM	6,768	39,638
NVIX	365	66
NVLCP1	7,030	15,239
NVMIVX	75,776	77,813
NVMMG1	1,289	343,542
NVMMV2	2,419	2,948
NVOLG1	134,500	1,675,012
NVOLG2	10,550	228,505
SAM4	222,907	478,617
SCF4	54,866	329,790
SCVF4	23,332	307,410
TRF4	83,606	353,742
AMSRS	4,282	32,365
AMTB	2,471	5,182
PMVHYA	2,790	87,577
VWBF	11,230	6,717
VWEM	22,880	101,376
VWHA	8,585	25,691

* Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

(6) Financial Highlights

The Company offers several variable annuity products through the Separate Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2024, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2024. The information is presented as a value or range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a value or range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented. Contract Owners’ Equity presented below may not agree to the Contract Owners’ Equity presented in the Statements of Changes in Contract Owners’ Equity due to reserves for annuity contracts in payout.

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***

Alger Small Cap Growth Portfolio: Class I-2 Shares (AASCO)
2024	1.40%	107	$1,938.45	$207,220	0.38%	6.62%
2023	1.40%	115	1,818.10	208,227	0.00%	14.88%
2022	1.40%	143	1,582.65	226,320	0.00%	-38.88%
2021	1.40%	185	2,589.23	479,008	0.00%	-7.37%
2020	1.40%	243	2,795.16	679,224	1.14%	64.83%
Allspring Variable Trust - VT Discovery SMID Cap Growth Fund: Class 2 (SVDF)
2024	1.40%	324	1,377.66	446,101	0.00%	16.48%
2023	1.40%	473	1,182.73	559,123	0.00%	18.48%
2022	1.40%	483	998.28	482,168	0.00%	-38.71%
2021	1.40%	527	1,628.85	858,402	0.00%	-6.36%
2020	1.40%	613	1,739.53	1,066,332	0.00%	60.39%
Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)
2024	1.40%	336	2,498.42	839,569	0.05%	13.44%
2023	1.40%	398	2,202.43	876,213	0.00%	24.75%
2022	1.40%	447	1,765.52	789,189	0.00%	-21.91%
2021	1.40%	476	2,260.79	1,076,134	0.04%	23.04%
2020	1.40%	551	1,837.39	1,012,402	0.44%	19.32%
BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)
2024	1.40%	284	5,026.91	1,428,548	0.53%	21.01%
2023	1.40%	344	4,154.09	1,429,131	0.66%	24.93%
2022	1.40%	358	3,325.14	1,190,398	0.79%	-16.00%
2021	1.40%	382	3,958.48	1,512,139	0.47%	23.88%
2020	1.40%	446	3,195.31	1,425,108	0.77%	22.90%
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)
2024	1.40%	250	4,370.03	1,093,513	0.53%	23.14%
2023	1.40%	279	3,548.70	988,775	0.74%	22.11%
2022	1.40%	326	2,906.26	947,440	0.55%	-23.94%
2021	1.40%	361	3,821.19	1,379,448	0.76%	25.23%
2020	1.40%	397	3,051.29	1,211,361	1.09%	22.42%
Deutsche DWS Variable Series I - DWS Core Equity VIP: Class A (SVSGI1)
2024	1.40%	354	4,350.85	1,538,154	0.83%	18.40%
2023	1.40%	370	3,674.57	1,360,107	0.95%	23.83%
2022	1.40%	424	2,967.43	1,258,189	0.80%	-16.70%
2021	1.40%	436	3,562.43	1,553,221	0.77%	23.56%
2020	1.40%	470	2,883.19	1,355,100	1.38%	14.52%
Deutsche DWS Variable Series I - DWS CROCI(R) International VIP: Class A (SVSI1)
2024	1.40%	251	952.15	239,047	3.30%	1.02%
2023	1.40%	270	942.53	254,482	3.25%	17.30%
2022	1.40%	290	803.54	233,025	3.25%	-14.39%
2021	1.40%	333	938.63	312,564	2.45%	7.72%
2020	1.40%	412	871.37	359,004	3.46%	1.19%
Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares (FVU2)
2024	1.40%	120	1,835.72	220,764	2.20%	13.94%
2023	1.40%	124	1,611.11	199,230	1.87%	7.18%
2022	1.40%	125	1,503.25	187,906	1.88%	-14.95%
2021	1.40%	140	1,767.53	247,455	1.93%	16.86%
2020	1.40%	172	1,512.47	260,145	2.65%	-0.47%
Federated Hermes Insurance Series - Federated Hermes Fund for U.S. Government Securities II (FVUS2)
2024	1.40%	311	892.43	277,688	3.60%	-0.83%
2023	1.40%	323	899.86	291,025	2.61%	2.74%

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2022	1.40%	388	875.83	339,821	1.90%	-13.76%
2021	1.40%	429	1,015.59	435,690	2.04%	-3.41%
2020	1.40%	419	1,051.41	440,543	2.48%	3.75%
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)
2024	1.40%	615	2,209.74	1,359,539	2.44%	6.98%
2023	1.40%	646	2,065.55	1,335,169	2.32%	11.38%
2022	1.40%	708	1,854.53	1,313,010	1.99%	-16.12%
2021	1.40%	598	2,210.85	1,322,086	1.60%	8.39%
2020	1.40%	601	2,039.68	1,225,851	1.46%	13.27%
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)
2024	1.40%	1,142	4,537.03	5,179,382	1.70%	13.74%
2023	1.40%	1,305	3,989.09	5,206,321	1.90%	9.11%
2022	1.40%	1,402	3,655.89	5,125,555	1.86%	-6.28%
2021	1.40%	1,555	3,900.72	6,065,618	1.86%	23.16%
2020	1.40%	1,730	3,167.25	5,479,334	1.80%	5.21%
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2 (FG2)
2024	1.40%	445	2,236.75	995,374	0.00%	28.26%
2023	1.40%	536	1,743.95	935,509	0.00%	34.01%
2022	1.40%	654	1,301.39	851,110	0.35%	-25.69%
2021	1.40%	663	1,751.32	1,161,125	0.00%	21.20%
2020	1.40%	709	1,445.04	1,024,535	0.04%	41.56%
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)
2024	1.40%	1,539	8,214.95	12,641,733	0.00%	28.57%
2023	1.40%	1,679	6,389.55	10,727,934	0.13%	34.35%
2022	1.40%	1,856	4,755.91	8,826,969	0.63%	-25.51%
2021	1.40%	2,103	6,384.24	13,426,051	0.00%	21.50%
2020	1.40%	2,327	5,254.41	12,227,010	0.08%	41.89%
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)
2024	1.40%	360	1,526.13	549,360	6.03%	7.45%
2023	1.40%	371	1,420.33	526,969	5.13%	8.95%
2022	1.40%	429	1,303.71	559,290	4.99%	-12.60%
2021	1.40%	458	1,491.74	683,215	5.20%	2.96%
2020	1.40%	491	1,448.85	711,386	4.96%	1.32%
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class (FIGBP)
2024	1.40%	35	1,177.16	41,577	3.17%	0.37%
2023	1.40%	46	1,172.87	54,315	1.74%	4.73%
2022	1.40%	78	1,119.89	87,351	2.00%	-14.17%
2021	1.40%	111	1,304.75	144,827	1.88%	-1.99%
2020	1.40%	128	1,331.21	170,395	2.15%	7.87%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class 2 (FO2)
2024	1.40%	33	816.89	27,080	1.39%	3.34%
2023	1.40%	33	790.48	26,449	0.35%	18.55%
2022	1.40%	104	666.76	69,343	0.84%	-25.73%
2021	1.40%	105	897.73	94,262	0.32%	17.73%
2020	1.40%	123	762.53	93,791	0.18%	13.73%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)
2024	1.40%	87	1,549.04	135,231	1.61%	3.58%
2023	1.40%	90	1,495.44	134,261	1.01%	18.84%
2022	1.40%	101	1,258.41	127,099	1.08%	-25.53%
2021	1.40%	102	1,689.89	172,369	0.52%	18.04%
2020	1.40%	135	1,431.68	193,277	0.43%	14.01%
MFS(R) Variable Insurance Trust - MFS Growth Series: Service Class (MEGSS)
2024	1.40%	65	1,767.33	114,081	0.00%	29.32%
2023	1.40%	65	1,366.64	88,504	0.00%	33.63%
2022	1.40%	65	1,022.69	66,475	0.00%	-32.75%
2021	1.40%	65	1,520.79	98,851	0.00%	21.52%
2020	1.40%	66	1,251.43	82,594	0.00%	29.71%
MFS(R) Variable Insurance Trust - MFS New Discovery Series: Service Class (MNDSC)
2024	1.40%	81	1,637.46	132,896	0.00%	4.95%
2023	1.40%	80	1,560.26	124,275	0.00%	12.67%
2022	1.40%	79	1,384.81	109,400	0.00%	-30.97%
2021	1.40%	80	2,006.02	160,482	0.00%	0.16%
2020	1.40%	78	2,002.81	156,219	0.00%	43.56%

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
MFS(R) Variable Insurance Trust - MFS Investors Trust Series: Service Class (MVITSC)
2024	1.40%	78	1,849.43	143,756	0.46%	17.56%
2023	1.40%	82	1,573.24	129,210	0.47%	17.02%
2022	1.40%	88	1,344.42	118,309	0.39%	-17.84%
2021	1.40%	93	1,636.44	152,188	0.42%	24.75%
2020	1.40%	98	1,311.77	128,554	0.43%	12.02%
MFS(R) Variable Insurance Trust - MFS Research Series: Service Class (MVRSC)
2024	1.40%	24	1,720.91	41,594	0.38%	16.90%
2023	1.40%	24	1,472.07	35,035	0.34%	20.43%
2022	1.40%	114	1,222.35	139,348	0.20%	-18.58%
2021	1.40%	116	1,501.26	174,146	0.34%	22.78%
2020	1.40%	163	1,222.69	199,299	0.54%	14.70%
Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class IV (EIF4)
2024	1.40%	464	1,988.77	923,106	1.69%	8.26%
2023	1.40%	539	1,837.02	989,421	1.86%	10.48%
2022	1.40%	556	1,662.72	924,472	1.37%	-5.32%
2021	1.40%	659	1,756.16	1,157,308	1.26%	18.61%
2020	1.40%	731	1,480.64	1,082,350	1.70%	2.19%
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV (GBF4)
2024	1.20% to 1.40%	563	111.52 to 903.19	446,777	3.18%	-0.18% to -0.38%
2023	1.20% to 1.40%	583	111.73 to 906.66	466,387	2.46%	3.46% to 3.25%
2022	1.20% to 1.40%	645	107.99 to 878.09	506,301	1.98%	-13.61% to -13.78%
2021	1.20% to 1.40%	735	125.00 to 1,018.41	678,968	1.60%	-3.24% to -3.44%
2020	1.20% to 1.40%	761	129.19 to 1,054.67	730,545	2.04%	4.82% to 4.62%
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)
2024	1.40%	61	477.33	29,212	1.29%	4.80%
2023	1.40%	65	455.47	29,437	1.71%	2.72%
2022	1.40%	69	443.42	30,596	0.91%	-25.79%
2021	1.40%	74	597.53	44,217	0.94%	-8.57%
2020	1.40%	78	653.51	50,973	1.95%	11.72%
Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class IV (GVEX4)
2024	1.40%	1,678	6,870.79	11,530,764	0.94%	22.89%
2023	1.40%	1,902	5,591.13	10,632,773	1.28%	24.24%
2022	1.40%	2,041	4,500.11	9,184,728	1.15%	-19.45%
2021	1.40%	2,296	5,586.75	12,827,184	2.04%	26.58%
2020	1.40%	2,558	4,413.59	11,289,967	1.74%	16.48%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2024	1.20% to 1.40%	1,815	127.83 to 1,238.86	963,127	0.00%	7.71% to 7.49%
2023	1.20% to 1.40%	1,832	118.68 to 1,152.50	914,564	0.00%	13.36% to 13.13%
2022	1.20% to 1.40%	1,915	104.70 to 1,018.72	854,027	0.00%	-17.55% to -17.71%
2021	1.20% to 1.40%	2,031	126.98 to 1,237.99	1,181,150	0.19%	9.00% to 8.78%
2020	1.20% to 1.40%	2,072	116.50 to 1,138.07	1,131,169	0.16%	9.03% to 8.81%
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)
2024	1.40%	4	723.16	3,233	3.57%	1.67%
2023	1.40%	4	711.29	2,952	2.53%	15.95%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I (NVLCP1)
2024	1.40%	358	453.78	162,409	3.34%	0.59%
2023	1.40%	383	451.12	172,841	3.51%	5.91%
2022	1.40%	415	425.95	176,771	1.89%	-14.66%
2021	1.40%	682	499.13	340,410	1.77%	-0.17% ****
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)
2024	1.20% to 1.40%	1,857	70.43 to 698.43	959,099	6.16%	3.19% to 2.98%
2023	1.20% to 1.40%	1,926	68.26 to 678.22	978,110	2.61%	14.30% to 14.07%
2022	1.20% to 1.40%	2,134	59.72 to 594.57	942,022	3.60%	-6.99% to -7.17%
2021	1.20% to 1.40%	2,295	64.20 to 640.50	1,117,896	3.26%	9.26% to 9.04%
2020	1.20% to 1.40%	2,447	58.76 to 587.39	1,113,230	0.00%	17.53% to 17.48% ****
Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)
2024	1.20% to 1.40%	1,079	246.11 to 2,385.06	2,393,531	0.00%	17.08% to 16.84%
2023	1.20% to 1.40%	1,377	210.21 to 2,041.22	2,314,234	0.00%	19.14% to 18.91%
2022	1.20% to 1.40%	1,532	176.43 to 1,716.66	2,167,852	0.00%	-38.35% to -38.48%
2021	1.20% to 1.40%	1,843	286.20 to 2,790.26	4,391,234	0.12%	-5.84% to -6.03%
2020	1.20% to 1.40%	1,967	303.95 to 2,969.30	5,041,007	0.00%	58.98% to 58.66%
Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II (NVMMV2)

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
2024	1.40%	32	1,481.76	46,853	1.00%	6.97%
2023	1.40%	32	1,385.22	44,840	1.56%	7.13%
2022	1.40%	31	1,293.08	40,085	0.89%	-4.01%
2021	1.40%	73	1,347.16	98,343	0.76%	22.29%
2020	1.40%	74	1,101.58	81,517	2.17%	-2.52%
Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I (NVNSR1)
2022	1.40%	16	1,160.35	18,566	0.50%	-23.99%
2021	1.40%	16	1,526.52	24,424	0.33%	25.05%
2020	1.40%	16	1,220.75	19,532	0.82%	11.78%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)
2024	1.40%	3,341	3,403.85	11,373,198	1.18%	21.08%
2023	1.40%	3,815	2,811.16	10,724,619	1.38%	22.16%
2022	1.40%	4,414	2,301.14	10,157,252	0.86%	-23.18%
2021	1.40%	4,736	2,995.67	14,187,480	0.47%	28.43%
2020	1.40%	5,481	2,332.50	12,784,413	1.35%	17.24%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class II (NVOLG2)
2024	1.40%	285	3,272.25	933,866	0.91%	20.78%
2023	1.40%	357	2,709.16	968,279	1.23%	21.85%
2022	1.40%	358	2,223.40	795,978	0.64%	-23.34%
2021	1.40%	367	2,900.43	1,064,456	0.38%	28.11%
2020	1.40%	432	2,264.01	978,054	1.13%	16.88%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV (SAM4)
2024	1.20% to 1.40%	5,170	71.75 to 658.69	3,403,406	4.78%	3.62% to 3.41%
2023	1.20% to 1.40%	5,748	69.25 to 636.99	3,659,510	4.64%	3.49% to 3.28%
2022	1.20% to 1.40%	6,110	66.91 to 616.73	3,766,028	1.25%	0.08% to -0.12%
2021	1.20% to 1.40%	6,864	66.86 to 617.46	4,236,055	0.00%	-1.20% to -1.40%
2020	1.20% to 1.40%	6,168	67.67 to 626.23	3,860,346	0.23%	-0.96% to -1.16%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV (SCF4)
2024	1.40%	550	2,481.85	1,365,093	0.12%	11.54%
2023	1.40%	679	2,225.16	1,510,282	0.52%	12.38%
2022	1.40%	702	1,980.04	1,389,989	0.44%	-19.88%
2021	1.40%	751	2,471.46	1,856,064	0.00%	28.95%
2020	1.40%	818	1,916.61	1,567,783	0.02%	21.01%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class IV (SCVF4)
2024	1.40%	481	2,152.12	1,034,890	0.70%	4.94%
2023	1.40%	619	2,050.86	1,269,566	0.41%	15.96%
2022	1.40%	672	1,768.60	1,188,499	0.32%	-14.15%
2021	1.40%	768	2,060.11	1,582,162	0.00%	30.09%
2020	1.40%	871	1,583.54	1,379,265	0.08%	3.69%
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class IV (TRF4)
2024	1.20% to 1.40%	1,214	452.42 to 3,876.82	1,620,717	0.99%	12.31% to 12.08%
2023	1.20% to 1.40%	1,609	402.83 to 3,458.82	1,737,206	1.34%	7.00% to 6.79%
2022	1.20% to 1.40%	1,645	376.48 to 3,239.01	1,707,072	1.17%	-9.54% to -9.72%
2021	1.20% to 1.40%	1,676	416.17 to 3,587.64	2,001,392	0.73%	20.45% to 20.21%
2020	1.20% to 1.40%	2,123	345.51 to 2,984.45	2,000,207	1.12%	9.00% to 8.78%
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)
2024	1.40%	88	972.48	85,607	0.21%	24.09%
2023	1.40%	124	783.72	97,079	0.35%	25.14%
2022	1.40%	126	626.27	78,910	0.44%	-19.58%
2021	1.40%	127	778.79	98,906	0.38%	21.76%
2020	1.40%	172	639.60	110,012	0.63%	17.90%
Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares (AMTB)
2024	1.40%	42	724.19	30,264	5.31%	4.61%
2023	1.40%	47	692.26	32,792	4.52%	4.43%
2022	1.40%	49	662.88	32,481	3.22%	-6.50%
2021	1.40%	67	708.97	47,501	2.37%	-0.66%
2020	1.40%	96	713.67	68,513	2.23%	2.02%
PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class (PMVHYA)
2024	1.40%	9	1,379.53	12,802	5.81%	5.38%
2023	1.40%	74	1,309.10	97,279	5.71%	10.67%
2022	1.40%	121	1,182.89	143,129	5.05%	-11.54%
2021	1.40%	127	1,337.27	169,833	4.46%	2.20%
2020	1.40%	143	1,308.55	187,122	4.83%	4.24%

NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2024

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)
2020	1.40%	300	1,186.43	355,929	2.12%	7.12%
VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)
2024	1.40%	150	978.30	147,137	7.26%	1.34%
2023	1.40%	155	965.41	149,291	4.16%	9.86%
2022	1.40%	202	878.79	177,515	4.51%	-8.22%
2021	1.40%	210	957.48	201,072	5.10%	-5.39%
2020	1.40%	213	1,011.99	215,554	7.29%	7.41%
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)
2024	1.40%	455	1,302.88	592,731	1.69%	-0.21%
2023	1.40%	512	1,305.58	669,096	3.57%	8.25%
2022	1.40%	551	1,206.07	664,547	0.28%	-25.42%
2021	1.40%	628	1,617.26	1,015,639	0.92%	-13.09%
2020	1.40%	621	1,860.95	1,155,647	2.02%	15.62%
VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)
2024	1.40%	230	1,276.86	293,397	2.63%	-4.19%
2023	1.40%	245	1,332.70	327,112	2.80%	-4.92%
2022	1.40%	260	1,401.69	364,439	1.66%	6.89%
2021	1.40%	267	1,311.34	350,128	0.43%	17.27%
2020	1.40%	270	1,118.25	301,928	0.94%	17.46%

*

This represents the annual contract expense rate or range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(A Wholly Owned Subsidiary of Nationwide Life Insurance Company)

2024 Statutory Financial Statements and Supplemental Schedules

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2024

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life and Annuity Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life and Annuity Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2024, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule IV Reinsurance, and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

April 8, 2025

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2024	2023
Admitted assets
Invested assets
Bonds	$39,396	$35,432
Stocks	48	49
Mortgage loans, net of allowance	9,874	9,037
Policy loans	412	301
Derivative assets	1,098	937
Cash, cash equivalents and short-term investments	2,339	1,628
Securities lending collateral assets	162	210
Other invested assets	1,404	1,338

Total invested assets	$54,733	$48,932
Accrued investment income	463	416
Deferred federal income tax assets, net	192	175
Corporate-owned life insurance	1,729	1,032
Other assets	365	316
Separate account assets	8,374	5,322

Total admitted assets	$65,856	$56,193

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$49,112	$43,559
Asset valuation reserve	778	662
Funds held under coinsurance	1,944	1,753
Current federal income taxes payable	47	214
Securities lending payable	161	210
Payable for securities	1,912	1,182
Other liabilities	253	198
Accrued transfers from separate accounts	(222)	(139)
Separate account liabilities	8,374	5,322

Total liabilities	$62,359	$52,961

Capital and surplus
Capital shares ($40 par value; authorized, issued and outstanding - 66,000 shares)	$3	$3
Special surplus funds	32	33
Additional paid-in capital	5,159	4,759
Unassigned deficit	(1,697)	(1,563)

Total capital and surplus	$3,497	$3,232

Total liabilities, capital and surplus	$65,856	$56,193

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Operations

	Year ended December 31,
(in millions)	2024	2023	2022
Revenues
Premiums and annuity considerations	$12,365	$9,571	$7,282
Net investment income	2,077	1,451	1,555
Reserve adjustment on reinsurance ceded	(138)	(150)	(158)
Other revenues	714	129	298

Total revenues	$15,018	$11,001	$8,977

Benefits and expenses
Benefits to policyholders and beneficiaries	$5,311	$2,992	$2,097
Increase in reserves for future policy benefits and claims	5,477	5,294	4,312
Net transfers to separate accounts	2,461	1,443	1,104
Commissions	1,181	1,002	825
Other expenses	644	553	498

Total benefits and expenses	$15,074	$11,284	$8,836

(Loss) income before federal income tax (benefit) expense and net realized capital losses on investments	$(56)	$(283)	$141
Federal income tax (benefit) expense	(9)	219	5

(Loss) income before net realized capital losses on investments	$(47)	$(502)	$136
Net realized capital losses on investments, net of federal income tax expense (benefit) of $1, $(3) and $8 in 2024, 2023 and 2022, respectively and excluding $(6), $(18) and $(12) of net realized capital losses transferred to the interest maintenance reserve in 2024, 2023 and 2022, respectively	(16)	(28)	(39)

Net (loss) income	$(63)	$(530)	$97

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus

		Special	Additional		Capital
	Capital	surplus	paid-in	Unassigned	and
(in millions	shares	funds	capital	deficit	surplus
Balance as of December 31, 2021	$3	$—	$3,959	$(1,348)	$2,614
Cumulative effect of change in accounting principle (see Note 2)	—	—	—	13	13
Correction of errors (see Note 2)	—	—	—	6	6

Balance as of January 1, 2022	$3	$—	$3,959	$(1,329)	$2,633

Capital contributions from Nationwide Life Insurance Company	—	—	800	—	800
Net income	—	—	—	97	97
Change in asset valuation reserve	—	—	—	(139)	(139)
Change in deferred income taxes	—	—	—	1	1
Change in nonadmitted assets	—	—	—	(66)	(66)
Change in liability for reinsurance in unauthorized companies	—	—	—	(86)	(86)
Change in net unrealized capital gains and losses, net of tax expense of $9	—	—	—	38	38
Other, net	—	—	—	(35)	(35)

Balance as of December 31, 2022	$3	$—	$4,759	$(1,519)	$3,243

Net loss	—	—	—	(530)	(530)
Change in asset valuation reserve	—	—	—	(97)	(97)
Change in deferred income taxes	—	—	—	195	195
Change in nonadmitted assets, including admitted disallowed interest maintenance reserve	—	33	—	(196)	(163)
Change in liability for reinsurance in unauthorized companies	—	—	—	86	86
Change in net unrealized capital gains and losses, net of tax benefit of $9	—	—	—	(3)	(3)
Other, net[1]	—	—	—	501	501

Balance as of December 31, 2023	$3	$33	$4,759	$(1,563)	$3,232

Capital contributions from Nationwide Life Insurance Company	—	—	400	—	400
Net loss	—	—	—	(63)	(63)
Change in asset valuation reserve	—	—	—	(116)	(116)
Change in deferred income taxes	—	—	—	19	19
Change in nonadmitted assets	—	—	—	40	40
Change in net unrealized capital gains and losses, net of tax expense of $5	—	—	—	16	16
Other, net	—	(1)	—	(30)	(31)

Balance as of December 31, 2024	$3	$32	$5,159	$(1,697)	$3,497

1

Includes the net impact on surplus related to the October 1, 2023 recapture of the intercompany life insurance reinsurance agreements with Olentangy Reinsurance, LLC and the implementation of the October 1, 2023 intercompany reinsurance agreement with Eagle Captive Reinsurance, LLC as discussed in Note 10.

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Cash Flow

	Year ended December 31,
(in millions)	2024	2023	2022
Cash flows from operating activities:
Premiums collected, net of reinsurance	$11,521	$9,627	$7,291
Net investment income	2,032	1,385	1,526
Other revenue	902	1,579	299
Policy benefits and claims paid	(5,386)	(3,142)	(2,228)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,850)	(1,548)	(1,307)
Net transfers to separate accounts	(1,176)	(1,498)	(1,052)
Policyholders’ dividends paid	(1)	—	(1)
Federal income taxes paid	(158)	(30)	(81)

Net cash provided by operating activities	$5,884	$6,373	$4,447

Cash flows from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	$3,135	$1,198	$1,461
Stocks	—	11	8
Mortgage loans	746	705	616
Other invested assets and other	1,029	546	64

Total Investment proceeds	$4,910	$2,460	$2,149
Cost of investments acquired:
Bonds	$(7,757)	$(5,195)	$(4,645)
Stocks	—	(1)	(7)
Mortgage loans	(1,570)	(1,455)	(1,596)
Derivative assets	(59)	(250)	(45)
Other invested assets and other	(265)	(383)	(1,431)

Total investments acquired	$(9,651)	$(7,284)	$(7,724)
Net increase in policy loans	(111)	(85)	(48)

Net cash used in investing activities	$(4,852)	$(4,909)	$(5,623)

Cash flows from financing activities and miscellaneous sources:
Capital contributions from Nationwide Life Insurance Company	$400	$—	$800
Net change in short-term debt	—	—	(80)
Net change in deposits on deposit-type contract funds and other insurance liabilities	—	(11)	158
Purchase of corporate-owned life insurance	(650)	(500)	(500)
Other cash used	(71)	(581)	(229)

Net cash (used in) provided by financing activities and miscellaneous sources	$(321)	$(1,092)	$149

Net increase (decrease) in cash, cash equivalents and short-term investments	$711	$372	$(1,027)
Cash, cash equivalents and short-term investments at beginning of year	1,628	1,256	2,283

Cash, cash equivalents and short-term investments at end of year	$2,339	$1,628	$1,256

Supplemental disclosure of non-cash activities:
Assets transferred in connection with pension risk transfer transactions	$1,369	$—	$—
Exchange of bond investments	$247	$373	$367

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life and Annuity Insurance Company (“NLAIC” or “the Company”) is an Ohio domiciled stock life insurance company. The Company is a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLAIC’s common stock are owned by Nationwide Life Insurance Company (“NLIC”), an Ohio domiciled stock life insurance company. All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a wholly-owned subsidiary of NMIC.

The Company is licensed in 49 states and the District of Columbia. The Company primarily offers individual annuity contracts including fixed annuity contracts, group annuity contracts including pension risk transfer (“PRT”) contracts, life insurance and corporate-owned life insurance (“COLI”) on a non-participating basis. The Company sells its products through a diverse distribution network. Unaffiliated entities that sell, recommend or direct the purchase of the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, independent marketing organizations and life insurance specialists. Affiliates that market products directly to a customer base include the agency distribution force of the Company’s ultimate majority parent company, NMIC. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

The Company’s wholly-owned, nonadmitted subsidiary, Olentangy Reinsurance, LLC (“Olentangy”), is a dormant Vermont domiciled special purpose financial insurance company.

The Company’s wholly-owned, nonadmitted subsidiary, Nationwide SBL, LLC (“NWSBL”), is an Ohio limited liability company and offers a securities-backed consumer lending product. A revolving line of credit allows clients to borrow against their taxable investment portfolio to address their financing needs.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2024 and 2023, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact to the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

The Company has elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Prior to October 1, 2023, Olentangy was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. (“UHRL”) on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies. Effective October 1, 2023, Olentangy terminated this permitted practice due to the Company’s recapture of the reinsurance agreements.

If the prescribed or permitted practices were not applied, the Company’s risk-based capital (“RBC”) would continue to be above regulatory action levels. A reconciliation of the Company’s net (loss) income between the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) and prescribed practice is shown below:

		State of		December 31,
(in millions)	SSAP #	Domicile	2024	2023	2022
Net (Loss) Income
Statutory Net (Loss) Income		OH	$(63)	$(530)	$97
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	189	201	(17)
Reserves for indexed annuities	51	OH	(359)	(161)	707
Tax impact	101	OH	36	(8)	(145)

NAIC SAP			$(197)	$(498)	$642

A reconciliation of the Company’s capital and surplus between the NAIC SAP and prescribed practice is shown below:

		State of	As of December 31,
(in millions)	SSAP #	Domicile	2024	2023
Capital and Surplus
Statutory Capital and Surplus		OH	$3,497	$3,232
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	OH	898	364
Reserves for indexed annuities	51	OH	(610)	(251)
Tax impact	101	OH	(60)	(24)

NAIC SAP			$3,725	$3,321

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

•	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

•

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

•

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

•

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability or other asset, and the amortization of the IMR is reported as revenue;

•	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

•	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

•	costs related to successful policy acquisitions are charged to operations in the year incurred;

•	negative cash balances are reported as negative assets;

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

•	certain income and expense items are charged or credited directly to capital and surplus;

•	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

•	the statutory statements of cash flow are presented on the basis prescribed by the NAIC; and

•	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

•	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

•	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

•	Certain assets and liabilities are reported net of ceded reinsurance balances; and

•	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

•	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

•	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

•	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

•	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds (“Tax Credit Funds”);

•

admitted subsidiary, controlled and affiliated entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

•

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

•

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses; and

•	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

•	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

Derivative Instruments

•	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

•

with the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

•	interest earned on derivatives is charged to net investment income; and

•	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Federal Income Taxes

•

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

•	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

•

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 3.5% and 4.0% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. The Company has applied principle-based reserving to all new individual life business. For business subject to principle-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principle-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual.

The Company calculated its reserves for variable annuities using a stochastic reserve, which is floored at the cash surrender value, per Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities.

The aggregate reserves for individual accident and health policies consist of disabled life reserves and unearned premium reserves. The disabled life reserves are calculated using the 1952 Accidental Death Benefits table at 3.0% interest. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of unearned premium reserves and claim reserves. The claim reserves are comprised of amounts to be paid on incurred but unreported claims plus benefits payable on disabled life claims. Disabled life claims for group long-term disability policies are based on the 1987 Commissioner’s Group Disability table, primarily discounted at 3.5%, 4.0% and 4.5% interest. Future policy benefits on other group health policies are not discounted.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized to determine the fair value of bonds and stocks for which market quotations, quotations on comparable securities or models are used. These are compared to pricing from additional sources when available. Pricing may also be received directly from third-party managers who utilize various methodologies, primarily discounted cash flow models using market-based interest rates and spreads, adjusted for borrower-specific factors. For these bonds and stocks, the Company obtains the pricing services’ and managers’ methodologies and classifies the investments accordingly in the fair value hierarchy.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Corporate pricing matrices are used in valuing certain bonds. The corporate pricing matrices were developed using publicly and privately available spreads segmented by various weighted average lives and credit quality ratings. Certain private placement bonds have adjusted spreads to capture the impacts of liquidity premium based on industry sector. The weighted average life and credit quality rating of a particular bond to be priced using those matrices are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate industry sector or U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or corporate pricing matrices. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investment’s fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less an allowance for credit losses. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by first-priority liens on real estate, partnership equity interests and common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require an allowance for credit losses when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires an allowance for credit losses, a provision for losses is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Allowance for credit losses charges are recorded in net unrealized capital gains and losses. In the event an allowance for credit losses charge is reversed, the recovery is also recorded in net unrealized capital gains and losses. If the mortgage loan is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the loan and the fair value of the collateral less estimated costs to obtain and sell. Any previously recorded allowance for credit losses is reversed.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of an allowance for credit losses, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above and instead are evaluated using other qualitative metrics.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current, and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments primarily consist of outstanding unsecured promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

Securities lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

Other invested assets. Other invested assets consist primarily of alternative investments in hedge funds, private equity funds, private debt funds, tax credit funds, real estate funds and partnerships, limited liability companies and joint ventures. Except for investments in certain tax credit funds, these investments are recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include interest rate swaps, cross-currency swaps, total return swaps, futures and options.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income in the statutory statements of operations and cash flow. Cash flows associated with the acquisition, maturity, and termination of derivative instruments are recorded as investing activities in derivative assets in the statutory statements of cash flow.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Corporate-Owned Life Insurance

The following table summarizes COLI, which is held at cash surrender value, as of the dates indicated:

	December 31,
(in millions)	2024	2023
Corporate-owned life insurance:
Variable life insurance[1]	$1,729	$1,032

Total corporate-owned life insurance	$1,729	$1,032

1

The investments underlying the variable life insurance policies are 63% cash and short-term investments, 15% bonds and 22% other invested assets as of December 31, 2024. The investments underlying the variable life insurance policies are 64% cash and short-term investments, 17% real estate, 14% bonds and 5% other invested assets as of December 31, 2023.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

•

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

•	the bond must never have been classified as a default security;

•

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

•	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as the IMR. The IMR is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified to an asset and evaluated for admittance under INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). The Company utilizes the grouped method for amortization. Under the grouped method, the IMR is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands. Refer to Recently Adopted Accounting Standards for additional discussion of IMR.

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is recognized directly in surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Accounting Changes and Corrections of Errors

During 2022, the Company modified its approach used to schedule the reversals of its deferred tax asset for policyholder reserves under Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes (“SSAP 101”). Effective January 1, 2022, the Company updated its methodology to include additional data and analysis of reversal patterns driven by policy counts and lapses to calculate the reversal of the deferred tax asset for policyholder reserves. The impact of the change increased the Company’s net admitted deferred tax asset $14 million and $13 million as of December 31, 2022 and January 1, 2022, respectively, with a commensurate increase in capital and surplus. There was no impact on net income.

During 2022, the Company identified and corrected an error in annuity product allocation drivers for general operating expenses between the Company and NLIC that resulted in an overstatement of the Company’s general insurance expenses for the years ended December 31, 2021, 2020 and 2019. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the total prior period correction was recorded as an increase to total surplus of $45 million, an increase to total assets of $44 million and a decrease to total liabilities of $1 million as of January 1, 2022.

During 2022, the Company identified and corrected an error in applying the accounting treatment for dynamically hedged derivative instruments under OAC 3901-1-67 at adoption, as discussed above. In accordance with SSAP No. 3, the total prior period correction was recorded as a decrease to total surplus and an increase to total liabilities of $39 million as of January 1, 2022.

Recently Adopted Accounting Standards

Effective December 31, 2023, the Company adopted INT 23-04, Life Reinsurance Liquidation Questions, that addresses accounting and reporting questions about a recent life reinsurer liquidation. On July 18, 2023, Scottish Re U.S. (“SRUS”) was declared insolvent and ordered liquidated by the Court of Chancery of the State of Delaware, resulting in termination of the reinsurance agreements between the Company and SRUS on September 30, 2023, and recapture of the ceded liabilities. The Company has accrued adequate provisions as of December 31, 2023, in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, related to SRUS reinsurance recoverables. During 2024, the Company received a final payment from the assets previously held in a trust by SRUS that secured annuity reinsurance recoverables of $38 million in full satisfaction of the outstanding annuity reinsurance recoverables from SRUS.

Effective September 30, 2023, the Company adopted INT 23-01, a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with an authorized control level RBC greater than 300%, after an adjustment to total adjusted capital, to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. The admitted disallowed IMR in the separate accounts was immaterial as of December 31, 2024. There was no admitted disallowed IMR in the separate accounts as of December 31, 2023. Fixed income investments generating IMR losses comply with the Company’s investment policies. There are no deviations from the investment policies and sales were not compelled by liquidity pressures. The Company has not allocated gains or losses to IMR from derivatives that were reported at fair value prior to the termination of the derivative. As of December 31, 2024 and 2023, the Company has $32 million and $33 million, respectively, of admitted disallowed IMR in capital and surplus in the general account.

Subsequent Events

The Company evaluated subsequent events through April 8, 2025, the date the statutory financial statements were issued.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

		Separate
	General	account non-		% of
(in millions)	account[1]	guaranteed	Total	Total
December 31, 2024
Subject to discretionary withdrawal:
With market value adjustment	$31,657	$—	$31,657	90%
At book value less current surrender charge of 5% or more	924	—	924	3%
At fair value	—	273	273	1%

Total with market value adjustment or at fair value	$32,581	$273	$32,854	94%
At book value without adjustment (minimal or no charge or adjustment)	2,243	—	2,243	6%
Not subject to discretionary withdrawal	34	—	34	0%

Total, gross	$34,858	$273	$35,131	100%
Less: Reinsurance ceded	(2,327)	—	(2,327)

Total, net	$32,531	$273	$32,804

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$174	$—	$174

December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$28,460	$—	$28,460	89%
At book value less current surrender charge of 5% or more	939	—	939	3%
At fair value	6	264	270	1%

Total with market value adjustment or at fair value	$29,405	$264	$29,669	93%
At book value without adjustment (minimal or no charge or adjustment)	2,073	—	2,073	7%
Not subject to discretionary withdrawal	23	—	23	0%

Total, gross	$31,501	$264	$31,765	100%
Less: Reinsurance ceded	(1,855)	—	(1,855)

Total, net	$29,646	$264	$29,910

Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$170	$—	$170

1	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of group annuity actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2024
Subject to discretionary withdrawal:
At fair value	$—	$—	$59	$59	1%

Total with market value adjustment or at fair value	$—	$—	$59	$59	1%
At book value without adjustment (minimal or no charge or adjustment)	9	—	—	9	0%
Not subject to discretionary withdrawal	764	4,988	—	5,752	99%

Total, gross	$773	$4,988	$59	$5,820	100%

Total, net	$773	$4,988	$59	$5,820

December 31, 2023
Subject to discretionary withdrawal:
At fair value	$—	$—	$57	$57	2%

Total with market value adjustment or at fair value	$—	$—	$57	$57	2%
At book value without adjustment (minimal or no charge or adjustment)	10	—	—	10	0%
Not subject to discretionary withdrawal	507	2,651	—	3,158	98%

Total, gross	$517	$2,651	$57	$3,225	100%

Total, net	$517	$2,651	$57	$3,225

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Total	% of Total
December 31, 2024
Subject to discretionary withdrawal:
At fair value	$6	$6	1%

Total with market value adjustment or at fair value	$6	$6	1%
At book value without adjustment (minimal or no charge or adjustment)	34	34	6%
Not subject to discretionary withdrawal	565	565	93%

Total, gross	$605	$605	100%

Total, net	$605	$605

December 31, 2023
Subject to discretionary withdrawal:
At fair value	$—	$—	0%

Total with market value adjustment or at fair value	$—	$—	0%
At book value without adjustment (minimal or no charge or adjustment)	33	33	5%
Not subject to discretionary withdrawal	571	571	95%

Total, gross	$604	$604	100%

Total, net	$604	$604

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2024	2023
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$33,296	$30,154
Supplemental contracts with life contingencies, net	8	9
Deposit-type contracts	605	604

Subtotal	$33,909	$30,767
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$5,320	$2,972

Subtotal	$5,320	$2,972

Total annuity actuarial reserves and deposit fund liabilities, net	$39,229	$33,739

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the analysis of life insurance actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2024
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	$17	$18	$—	$—	$—
Universal life	338	334	359	—	—	—
Universal life with secondary guarantees	2,899	2,656	8,253	—	—	—
Indexed universal life with secondary guarantees	7,596	6,262	6,801	—	—	—
Other permanent cash value life insurance	—	212	318	—	—	—
Variable life	333	309	645	2,860	2,654	2,654

Subtotal	$11,166	$9,790	$16,394	$2,860	$2,654	$2,654
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	—	—	1,332	—	—	—
Disability - active lives	—	—	74	—	—	—
Disability - disabled lives	—	—	62	—	—	—
Miscellaneous reserves	—	—	217	—	—	—

Total, gross	$11,166	$9,790	$18,079	$2,860	$2,654	$2,654
Less: Reinsurance ceded	(386)	(352)	(2,924)	—	—	—

Total, net	$10,780	$9,438	$15,155	$2,860	$2,654	$2,654

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2023
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	$17	$18	$—	$—	$—
Universal life	340	336	361	—	—	—
Universal life with secondary guarantees	2,727	2,359	7,293	—	—	—
Indexed universal life with secondary guarantees	6,219	4,949	5,522	—	—	—
Other permanent cash value life insurance	—	196	298	—	—	—
Variable life	281	257	546	2,328	2,158	2,158

Subtotal	$9,567	$8,114	$14,038	$2,328	$2,158	$2,158
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	—	—	1,311	—	—	—
Disability - active lives	—	—	66	—	—	—
Disability - disabled lives	—	—	51	—	—	—
Miscellaneous reserves	—	—	228	—	—	—

Total, gross	$9,567	$8,114	$15,694	$2,328	$2,158	$2,158
Less: Reinsurance ceded	(412)	(366)	(2,928)	—	—	—

Total, net	$9,155	$7,748	$12,766	$2,328	$2,158	$2,158

The following table is a reconciliation of life insurance actuarial reserves, as of the dates indicated:

	December 31,
(in millions)	2024	2023
Life, accident and health annual statement:
Life insurance, net	$14,893	$12,512
Disability - active lives, net	73	65
Disability - disabled lives, net	61	50
Miscellaneous reserves, net	128	139

Subtotal	$15,155	$12,766
Separate accounts annual statement:
Life insurance	$2,654	$2,158

Subtotal	$2,654	$2,158

Total life insurance actuarial reserves, net	$17,809	$14,924

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2024		December 31, 2023
(in millions)	Legally insulated assets	Separate account assets (not legally insulated)	Legally insulated assets	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$332	$—	$320	$—
Life insurance	2,861	—	2,329	—
Pension risk transfer group annuities	5,181	—	2,673	—

Total	$8,374	$—	$5,322	$—

Amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account have been immaterial for the last 5 years.

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total
December 31, 2024
Premiums, considerations or deposits	$2,484	$375	$2,859

Reserves
For accounts with assets at:
Fair value	$—	$2,986	$2,986
Amortized cost	4,988	—	4,988

Total reserves[1]	$4,988	$2,986	$7,974

By withdrawal characteristics:
At fair value	$—	$2,986	$2,986

Subtotal	$—	$2,986	$2,986
Not subject to discretionary withdrawal	4,988	—	4,988

Total reserves[1]	$4,988	$2,986	$7,974

1

The total reserves balance does not equal the liabilities related to separate accounts of $8.4 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $400 million, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$1,401	$271	$1,672

Reserves
For accounts with assets at:
Fair value	$—	$2,479	$2,479
Amortized cost	2,651	—	2,651

Total reserves[1]	$2,651	$2,479	$5,130

By withdrawal characteristics:
At fair value	$—	$2,479	$2,479

Subtotal	$—	$2,479	$2,479
Not subject to discretionary withdrawal	2,651	—	2,651

Total reserves[1]	$2,651	$2,479	$5,130

1

The total reserves balance does not equal the liabilities related to separate accounts of $5.3 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $192 million, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

The following table is a reconciliation of net transfers to separate accounts, as of the dates indicated:

	December 31,
(in millions)	2024	2023	2022
Net transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$2,859	$1,671	$1,217
Transfers from separate accounts	(405)	(237)	(121)

Net transfers to separate accounts	$2,454	$1,434	$1,096
Reconciling adjustments:
Exchange accounts offsetting in the general account	7	9	8

Net transfers as reported in the statutory statements of operations	$2,461	$1,443	$1,104

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2024
Bonds:
U.S. Government	$1	$—	$—	$1
States, territories and possessions	612	2	54	560
Political subdivisions	204	—	26	178
Special revenues	1,809	6	183	1,632
Industrial and miscellaneous	31,904	136	2,582	29,458
Loan-backed and structured securities	4,866	22	91	4,797

Total bonds	$39,396	$166	$2,936	$36,626

Common stocks unaffiliated	45	—	—	45
Preferred stocks unaffiliated	3	—	—	3

Total unaffiliated stocks	$48	$—	$—	$48

Total bonds and unaffiliated stocks	$39,444	$166	$2,936	$36,674

December 31, 2023
Bonds:
U.S. Government	$36	$1	$—	$37
States, territories and possessions	469	5	38	436
Political subdivisions	215	1	24	192
Special revenues	1,736	16	145	1,607
Industrial and miscellaneous	28,721	194	2,245	26,670
Loan-backed and structured securities	4,255	17	123	4,149

Total bonds	$35,432	$234	$2,575	$33,091

Common stocks unaffiliated	45	—	—	45
Preferred stocks unaffiliated	4	—	—	4

Total unaffiliated stocks	$49	$—	$—	$49

Total bonds and unaffiliated stocks	$35,481	$234	$2,575	$33,140

The carrying value of bonds on deposit with various states as required by law was immaterial as of December 31, 2024 and 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2024. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$1,199	$1,193
Due after one year through five years	11,592	11,272
Due after five years through ten years	8,622	8,089
Due after ten years	13,117	11,275

Total bonds excluding loan-backed and structured securities	$34,530	$31,829
Loan-backed and structured securities	4,866	4,797

Total bonds	$39,396	$36,626

The following table summarizes the fair value and unrealized losses on bonds (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2024
Bonds:
U.S. Government	$—	$—	$1	$—	$1	$—
States, territories and possessions	151	5	281	49	432	54
Political subdivisions	15	1	147	25	162	26
Special revenues	242	7	1,159	175	1,401	182
Industrial and miscellaneous	5,006	146	18,747	2,613	23,753	2,759
Loan-backed and structured securities	313	2	1,185	90	1,498	92

Total bonds	$5,727	$161	$21,520	$2,952	$27,247	$3,113

December 31, 2023
Bonds:
U.S. Government	$—	$—	$1	$—	$1	$—
States, territories and possessions	5	—	305	38	310	38
Political subdivisions	11	—	153	24	164	24
Special revenues	37	—	1,238	145	1,275	145
Industrial and miscellaneous	760	39	21,011	2,297	21,771	2,336
Loan-backed and structured securities	261	2	2,044	122	2,305	124

Total bonds	$1,074	$41	$24,752	$2,626	$25,826	$2,667

As of December 31, 2024, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be at maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

As of December 31, 2024, the Company had the intent to sell an immaterial balance of loan-backed and structured securities identified as having an other-than-temporary impairment. There were no loan-backed and structured securities with an other-than-temporary impairment that were intended to be sold as of December 31, 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Mortgage Loans, Net of Allowance

As of December 31, 2024 and 2023 the Company had no mortgage loans with an allowance for credit losses. For the year ended December 31, 2022, changes in the allowance for credit losses were immaterial and due to current period provisions.

Effective January 1, 2023, the Company changed its method for reserving for mortgage loans by removing the need for a non-specific reserve. In the Company’s judgement, the change in reserving approach appropriately reflects the credit risk inherent for mortgage loans held. The impact of the change was recorded as a reversal of the non-specific reserves, resulting in an increase to unassigned surplus of $6 million and recorded through ‘Other, net’ activity within the statutory statements of changes in capital and surplus. There was no impact on net income.

As of December 31, 2024 and 2023, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2024
Apartment	$3,834	$56	$3,890	$3,871	$19	$3,890
Industrial	2,630	80	2,710	2,710	—	2,710
Office	930	155	1,085	1,084	1	1,085
Retail	1,772	32	1,804	1,804	—	1,804
Other	299	40	339	339	—	339

Total[1]	$9,465	$363	$9,828	$9,808	$20	$9,828

Weighted average DSC ratio	2.21	1.54	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	61%	70%	61%

December 31, 2023
Apartment	$3,684	$15	$3,699	$3,659	$40	$3,699
Industrial	2,108	—	2,108	2,108	—	2,108
Office	1,023	79	1,102	1,102	—	1,102
Retail	1,724	12	1,736	1,736	—	1,736
Other	286	27	313	313	—	313

Total[1]	$8,825	$133	$8,958	$8,918	$40	$8,958

Weighted average DSC ratio	2.20	1.34	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	59%	73%	59%

1	Excludes $46 million and $79 million of commercial mortgage loans that were under development as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, the Company has a diversified mortgage loan portfolio with no more than 24.0% in a geographic region in the U.S., no more than 40.0% and 42.0% in a property type, respectively, and no more than 1.0% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2024 and 2023 were 6.5% and 5.1% and 12.0% and 4.8%, respectively. As of December 31, 2024 and 2023, the maximum LTV ratio of any one loan at the time of loan origination was 89.0% and 78.0%, respectively. As of December 31, 2024 and 2023, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or amounts advanced and not included in the mortgage loan portfolio.

Securities Lending

The fair value of loaned securities was $210 million and $246 million as of December 31, 2024 and 2023, respectively. The Company held $161 million and $210 million of cash collateral on securities lending as of December 31, 2024 and 2023, respectively. The carrying value and fair value of reinvested collateral assets was $162 million and $210 million and had a contractual maturity of under 30 days as of December 31, 2024 and 2023, respectively. The fair value of bonds acquired with reinvested collateral assets was $165 million and $215 million as of December 31, 2024 and 2023, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $54 million and $42 million in non-cash collateral on securities lending as of December 31, 2024 and 2023, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2024	2023	2022
Bonds	$1,695	$1,397	$1,122
Mortgage loans	399	345	310
Policy loans	9	13	8
Derivative instruments[1]	(55)	(356)	88
Other	88	102	68

Gross investment income	$2,136	$1,501	$1,596
Investment expenses	(59)	(50)	(41)

Net investment income	$2,077	$1,451	$1,555

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2024 and 2023 was immaterial. Investment income due and accrued as of December 31, 2024 and 2023 that was admitted was $463 million and $416 million, respectively.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

	December 31,
(in millions)	2024	2023	2022
Gross gains on sales	$21	$7	$6
Gross losses on sales	(23)	(25)	(39)

Net realized capital losses on sales	$(2)	$(18)	$(33)
Other-than-temporary impairments	(19)	(31)	(10)

Total net realized capital losses	$(21)	$(49)	$(43)
Tax (expense) benefit on net losses	(1)	3	(8)

Net realized capital losses, net of tax	$(22)	$(46)	$(51)
Less: Net realized losses transferred to the IMR	(6)	(18)	(12)

Net realized capital losses, net of tax and transfers to the IMR	$(16)	$(28)	$(39)

For the year ended December 31, 2024, the gross realized gains and gross realized losses on sales of bonds were $7 million and $22 million, respectively. For the year ended December 31, 2023, gross realized gains and gross realized losses on sales of bonds were $5 million and $24 million, respectively. For the year ended December 31, 2022, gross realized gains and gross realized losses on sales of bonds were $2 million and $26 million, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2024, 2023 and 2022.

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $482 million and $501 million as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, there were $37 million and $10 million of outstanding commitments to fund mortgage loans, respectively. As of December 31, 2024 and 2023, there was $320 million and $151 million of outstanding commitments to purchase bonds, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Equity Market Risk Management. The Company has a variety of insurance products that expose it to equity risks. To mitigate these risks, the Company enters into a variety of derivatives including equity index futures and options.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Interest rate contracts are used by the Company in association with fixed and variable rate investments to achieve cash flow streams that support certain financial obligations of the Company and to produce desired investment returns. As such, interest rate contracts are generally used to convert fixed rate cash flow streams to variable rate cash flow streams or vice versa.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2024 and 2023, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net carrying value	Fair value asset	Fair value liability	Average fair value
December 31, 2024
Cross currency swaps	$2,497	$189	$212	$(9)	$1
Options	52,961	903	1,825	—	—
Total return swaps	470	—	—	—	—
Futures	218	—	—	—	—

Total derivatives[1]	$56,146	$1,092	$2,037	$(9)	$1

December 31, 2023
Cross currency swaps	$1,871	$87	$136	$(15)	$1
Options	46,984	833	1,196	—	—
Total return swaps	192	—	—	—	—
Futures	252	—	—	—	—

Total derivatives[1]	$49,299	$920	$1,332	$(15)	$1

1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2024 and 2023.

The Company received $1.9 billion and $1.1 billion of cash collateral and held $225 million and $296 million of securities off-balance sheet as collateral for derivative assets as of December 31, 2024 and 2023, respectively. Cash and securities pledged for derivative liabilities were immaterial as of December 31, 2024 and 2023. The impact of netting as a result of master netting agreements reduced the fair value of derivative assets and liabilities by $9 million and $10 million as of December 31, 2024 and 2023, respectively. As a result, the Company’s uncollateralized position for derivatives instruments was immaterial in each respective period. In addition, the Company posted initial margin on derivative instruments of $7 million and $10 million as of December 31, 2024 and 2023, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Unrealized gains (losses) recorded in capital and surplus
	December 31,
(in millions)	2024	2023	2022
Cross-currency swaps	$101	$(52)	$131

Total	$101	$(52)	$131

There were no realized gains or losses recorded in operations for the years ended December 31, 2024, 2023 and 2022.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2024:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Bonds	$—	$5	$—	$5
Preferred stocks unaffiliated	—	—	3	3
Common stocks unaffiliated	—	45	—	45
Separate account assets	3,193	—	—	3,193

Assets at fair value	$3,193	$50	$3	$3,246

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2024:

(in millions)	Preferred stocks unaffiliated
Balance as of December 31, 2023	$4
Net gains (losses):
In surplus	(1)

Balance as of December 31, 2024	$3

The following table summarizes assets and liabilities held at fair value as of December 31, 2023:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Bonds	$—	$3	$—	$3
Preferred stocks unaffiliated	—	—	4	4
Common stocks unaffiliated	—	45	—	45
Separate account assets	2,650	—	—	2,650

Assets at fair value	$2,650	$48	$4	$2,702

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2023:

(in millions)	Preferred stocks unaffiliated
Balance as of December 31, 2022	$3
Net gains (losses):
In surplus	1
Purchases	1
Sales	(1)

Balance as of December 31, 2023	$4

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair value
(in millions)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2024
Assets
Bonds	$1	$28,704	$7,916	$36,621	$39,391
Mortgage loans, net of allowance	—	—	8,653	8,653	9,874
Policy loans	—	—	412	412	412
Derivative assets	—	212	1,825	2,037	1,098
Cash, cash equivalents and short-term investments	(5)	2,344	—	2,339	2,339
Securities lending collateral assets	162	—	—	162	162
Separate account assets	580	2,815	1,603	4,998	5,181

Total assets	$738	$34,075	$20,409	$55,222	$58,457

Liabilities
Investment contracts	$—	$—	$504	$504	$556
Derivative liabilities	—	9	—	9	6

Total liabilities	$—	$9	$504	$513	$562

December 31, 2023
Assets
Bonds	$37	$26,817	$6,234	$33,088	$35,429
Mortgage loans, net of allowance	—	—	7,904	7,904	9,037
Policy loans	—	—	301	301	301
Derivative assets	—	136	1,196	1,332	937
Cash, cash equivalents and short-term investments	5	1,623	—	1,628	1,628
Securities lending collateral assets	210	—	—	210	210
Separate account assets	80	1,606	986	2,672	2,672

Total assets	$332	$30,182	$16,621	$47,135	$50,214

Liabilities
Investment contracts	$—	$—	$560	$560	$556
Derivative liabilities	—	15	—	15	17

Total liabilities	$—	$15	$560	$575	$573

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable-rate contracts approximates their carrying value.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2024
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$578	$14	$592
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	$578	$14	$592
Less: Deferred tax assets nonadmitted	327	—	327

Net admitted deferred tax assets	$251	$14	$265
Less: Deferred tax liabilities	46	27	73

Net admitted deferred tax assets	$205	$(13)	$192

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$544	$15	$559
Statutory valuation allowance adjustment	—	—	—

Adjusted gross deferred tax assets	$544	$15	$559
Less: Deferred tax assets nonadmitted	330	—	330

Net admitted deferred tax assets	$214	$15	$229
Less: Deferred tax liabilities	38	16	54

Net admitted deferred tax assets	$176	$(1)	$175

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2024	2023	Change
Adjusted gross deferred tax assets	$592	$559	$33
Total deferred tax liabilities	(73)	(54)	(19)

Net deferred tax assets	$519	$505	$14
Less: Tax effect of unrealized gains and losses			(5)

Change in deferred income tax			$19

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2024
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized[1]	184	8	192
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	67	6	73

Admitted deferred tax assets	$251	$14	$265

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$—	$2	$2
Adjusted gross deferred tax assets expected to be realized[1]	168	5	173
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	46	8	54

Admitted deferred tax assets	$214	$15	$229

1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2024 and 2023, the threshold limitation for adjusted capital and surplus was $496 million and $459 million, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $3.3 billion and $3.1 billion as of December 31, 2024 and 2023, respectively. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 640% and 654% as of December 31, 2024 and 2023, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	December 31, 2024
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	5.30%	0.00%	5.30%
Net admitted adjusted gross deferred tax assets	11.83%	0.00%	11.83%

	December 31, 2023
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	0.00%	0.00%	0.00%

The Company’s tax planning strategies did not include the use of reinsurance for the years ended December 31, 2024 and 2023.

There were no temporary differences for which deferred tax liabilities were not recognized for the years ended December 31, 2024 and 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2024	2023	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$178	$206	$(28)
Investments	43	43	—
Deferred acquisition costs	296	268	28
Tax credit carry-forward	32	—	32
Other	29	27	2

Subtotal	$578	$544	$34

Nonadmitted	(327)	(330)	3

Admitted ordinary deferred tax assets	$251	$214	$37

Capital:
Investments	14	15	(1)

Subtotal	$14	$15	$(1)

Admitted capital deferred tax assets	$14	$15	$(1)

Admitted deferred tax assets	$265	$229	$36

Deferred tax liabilities
Ordinary:
Investments	$(16)	$(13)	$(3)
Future policy benefits and claims	(13)	(13)	—
Other	(17)	(12)	(5)

Subtotal	$(46)	$(38)	$(8)

Capital:
Investments	(27)	(16)	(11)

Subtotal	$(27)	$(16)	$(11)

Deferred tax liabilities	$(73)	$(54)	$(19)

Net deferred tax assets	$192	$175	$17

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2024 and 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to (loss) income before tax as follows, for the years ended:

	December 31,
(in millions)	2024	2023	2022
Current income tax (benefit) expense	$(8)	$216	$13
Change in deferred income tax (without tax on unrealized gains and losses)	(19)	(195)	(1)

Total income tax (benefit) expense reported	$(27)	$21	$12

(Loss) income before income and capital gains taxes	$(71)	$(314)	$110
Federal statutory tax rate	21%	21%	21%

Expected income tax (benefit) expense at statutory tax rate	$(15)	$(66)	$23
(Decrease) increase in actual tax reported resulting from:
Initial ceding commission and expense allowance	(6)	104	(7)
Other	(6)	(17)	(4)

Total income tax (benefit) expense reported	$(27)	$21	$12

The Company incurred an immaterial amount in federal income tax expense in 2023, which is available for recoupment in the event of future net losses.

The following table summarizes the tax credit carryforwards available as of December 31, 2024:

(in millions)	Amount	Origination	Expiration
Corporate alternative minimum tax credits	$31	2024	N/A

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company	Nationwide Financial General Agency, Inc.
Allied Insurance Company of America	Nationwide Financial Services, Inc.
Allied Property & Casualty Insurance Company	Nationwide General Insurance Company
Allied Texas Agency, Inc.	Nationwide Indemnity Company
AMCO Insurance Company	Nationwide Insurance Company of America
American Marine Underwriters	Nationwide Insurance Company of Florida
Crestbrook Insurance Company	Nationwide Investment Services Corporation
Depositors Insurance Company	Nationwide Life and Annuity Insurance Company
DVM Insurance Agency, Inc.	Nationwide Life Insurance Company
Eagle Captive Reinsurance, LLC	Nationwide Lloyds
Freedom Specialty Insurance Company	Nationwide Property & Casualty Insurance Company
Harleysville Insurance Company of New York	Nationwide Retirement Solutions, Inc.
Harleysville Insurance Company	Nationwide Sales Solutions, Inc.
Harleysville Insurance Company of New Jersey	Nationwide Trust Company, FSB
Harleysville Lake States Insurance Company	NBS Insurance Agency, Inc.
Harleysville Preferred Insurance Company	NFS Distributors, Inc.
Harleysville Worcester Insurance Company	Registered Investment Advisors Services, Inc.
Jefferson National Life Insurance Company	Retention Alternatives, Ltd.
Jefferson National Life Insurance Company of New York	Retention Alternatives Ltd. In Respect of Cell No. 1
Lone Star General Agency, Inc.	Segregated Account
National Casualty Company	Scottsdale Indemnity Company
Nationwide Advantage Mortgage Company	Scottsdale Insurance Company
Nationwide Affinity Insurance Company of America	Scottsdale Surplus Lines Insurance Company
Nationwide Agent Risk Purchasing Group, Inc.	Titan Insurance Company
Nationwide Agribusiness Insurance Company	Titan Insurance Services, Inc.
Nationwide Assurance Company	Veterinary Pet Insurance Company
Nationwide Cash Management Company	Victoria Fire & Casualty Company
Nationwide Corporation	Victoria Select Insurance Company
Nationwide Financial Assignment Company	VPI Services, Inc.

The method of allocation of regular tax among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return. Effective January 1, 2023, the Company revised its tax sharing agreement to address corporate alternative minimum tax (“CAMT”). If the consolidated federal income tax return group is an Applicable Corporation and has a CAMT liability, all members of the group will be treated as Applicable Corporations subject to CAMT. CAMT is paid by affiliates based on the ratio of the subsidiary’s CAMT liability to the total CAMT liabilities of all subsidiaries.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2024 and 2023.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

In August 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the U.S. Congress and signed into law. The Act includes a new Federal CAMT, effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an Applicable Corporation. A corporation is an Applicable Corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1 billion. The $1 billion threshold is determined on a controlled-group basis by aggregating the AFSI of all entities treated as a single employer under tax law. The controlled-group’s AFS is generally treated as the AFS for all separate entities in the controlled-group. Except under limited circumstances, once a corporation is an Applicable Corporation, it is an Applicable Corporation in all future years.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

An applicable corporation is not automatically subject to a CAMT liability. An Applicable Corporation’s tentative CAMT liability is equal to 15% of its adjusted AFSI, and CAMT is payable to the extent the tentative CAMT liability exceeds its regular corporate income tax. However, any CAMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of CAMT. For financial statement reporting, in the event an Applicable Corporation is subject to CAMT there will be no impact to total tax as any CAMT paid will be offset by the establishment of a deferred tax asset for the credit carryover.

The Company comprises a controlled-group of entities and has determined that it will be an Applicable Corporation in 2024. In making such determination, the Company has made certain interpretations of, and assumptions regarding, the CAMT provisions of the Act. While the U.S. Treasury Department issued proposed regulations on September 12, 2024, there remain many open questions and significant portions of the guidance will not be effective until the regulations are issued in final form. However, the proposed regulations, including the portions not effective until finalized, will not materially impact the Company’s financial statements.

The Company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

For the years ended December 31, 2024 and 2023, the Act did not impact the Company’s total tax.

(9)	FHLB Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 40% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $6.0 billion to the FHLB, shared between the Company and NLIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. FHLB membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20 million in membership stock as of December 31, 2024 and 2023, none of which is eligible for redemption. As part of the agreement, the Company purchased and held an additional $25 million in activity stock and an immaterial amount in excess stock as of December 31, 2024 and 2023, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $553 million as of December 31, 2024 and 2023, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus. Borrowings are not subject to prepayment penalties under these agreements. The maximum amounts of aggregate advances from the FHLB were $554 million and $553 million for the years ended December 31, 2024 and 2023, respectively.

The Company has agreements with the FHLB to provide short-term financing for operations. These agreements, which were renewed in June 2024 and expire June 2025, allow the Company access to borrow up to $1.1 billion. As of December 31, 2024 and 2023, the Company had no amounts outstanding under these agreements.

Bonds and mortgage loans with a carrying value of $2.4 billion (3.7% of total admitted assets) and fair value of $2.2 billion (3.4% of total admitted assets) as of December 31, 2024 and carrying value of $1.8 billion (3.1% of total admitted assets) and fair value of $1.6 billion (2.9% of total admitted assets) as of December 31, 2023 were pledged as collateral under FHLB agreements, as a condition for withdrawal, and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus. The maximum amount of collateral pledged to the FHLB had a carrying value of $2.4 billion and fair value of $2.3 billion for the year ended December 31, 2024, and a carrying value of $1.8 billion and fair value of $1.5 billion for the year ended December 31, 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

(10)	Reinsurance

Prior to the October 1, 2023 recapture, the Company had an intercompany reinsurance agreement with Olentangy whereby the Company ceded a block of certain universal life and term life insurance policies on an indemnity coinsurance basis with funds withheld and a block of certain term life insurance policies on a yearly renewable term basis. These policies were ceded to a reinsurance pool that included Olentangy and UHRL, a Bermuda captive (collectively, “Reinsurance Pool”). The Reinsurance Pool members had joint and several liability under the reinsurance agreement until June 30, 2028 when UHRL would exit the Reinsurance Pool and Olentangy would become solely liable. The Company had recorded an adjustment in the statutory statements of changes in capital and surplus as other, net, which was being amortized into operations in future periods as earnings emerge from the business reinsured. Upon recapture, the remaining unamortized balance of $142 million was fully amortized into operations. Amounts ceded to Olentangy under the reinsurance agreement prior to recapture during 2023 and 2022 included premiums of $44 million and $65 million, respectively, benefits and claims of $51 million and $82 million, respectively, and net investment earnings on funds withheld assets of $38 million and $50 million, respectively. The recapture settlement included payment from Olentangy of $1.2 billion, equal to the funds withheld balance as of October 1, 2023 in accordance with the reinsurance agreement, which was recorded as a reduction to the inception-to-date ceded premiums of $1.9 billion and commissions and expense allowances on reinsurance ceded of $700 million.

Effective October 1, 2023, the Company entered into an intercompany reinsurance agreement with Eagle Captive Reinsurance, LLC (“Eagle”) whereby certain universal life insurance and term life insurance policies are ceded on a coinsurance with funds withheld basis. Eagle, an affiliated wholly-owned subsidiary of NLIC, is an Ohio domiciled special purpose financial captive insurance company. Eagle paid the Company $853 million as settlement of the initial reinsurance transaction on October 1, 2023. The Company recognized $179 million of this settlement in the statutory statements of operations as commissions and expense allowances on reinsurance ceded, equal to the amount of current federal income tax, with the remaining $674 million included in the statutory statements of changes in capital and surplus as other, net, which is being amortized into operations in future periods as earnings emerge from the business ceded. Amounts ceded to Eagle under the reinsurance agreement during 2024 and 2023 (inclusive of the initial settlement) included premiums of $83 million and $2.3 billion, respectively, benefits and claims of $105 million and $30 million, respectively and net investment earnings on funds withheld assets of $63 million and $15 million, respectively. In order for the Company to record a reinsurance reserve credit of $2.3 billion for the ceded block, the Company is holding assets in funds withheld for the benefit of Eagle with a carrying value of $1.4 billion, and a fair value of $1.3 billion as of December 31, 2024 and 2023. Eagle was granted a permitted practice from the Department to record an excess of loss reinsurance recoverable from an unaffiliated reinsurer of $861 million and $853 million as of December 31, 2024 and 2023, respectively, as an admitted asset qualifying as other security under Actuarial Guideline 48 for the benefit of the Company. Amounts payable to Eagle related to the reinsurance agreement were $5 million as of December 31, 2024. Amounts receivable from Eagle related to the reinsurance agreement were $4 million as of December 31, 2023.

The Company has entered into a 100% coinsurance agreement with funds withheld with Eagle to cede guaranteed lifetime withdrawal benefit (“GLWB”) rider obligations provided under certain fixed indexed annuity contracts issued and to be issued by NLAIC. While the GLWB contract riders are ceded by NLAIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLAIC. Eagle applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law which values the assumed GLWB risks from NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the NAIC SAP pursuant to Ohio Revised Code Chapter 3964 and approved by the Department. The Company has recorded an adjustment in the statutory statements of changes in capital and surplus as other, net, which is being amortized into operations in future periods as earnings emerge from the business ceded. Amounts ceded to Eagle under the reinsurance agreement during 2024, 2023 and 2022 included premiums of $226 million, $158 million and $112 million, respectively, and net investment earnings on funds withheld assets of $17 million, $10 million and $6 million, respectively. As of December 31, 2024 and 2023, the carrying value of the funds withheld assets was $499 million and $328 million, respectively, which consists of bonds and cash equivalents and equals the amount of Eagle’s assumed GLWB rider reserve obligations calculated using the alternative reserving basis. As of December 31, 2024 and 2023, the Company’s reserve credit for guaranteed benefits ceded was $2.3 billion and $1.8 billion, respectively. Amounts payable to Eagle related to the reinsurance agreement was $21 million as of December 31, 2024. Amounts receivable from Eagle related to the reinsurance agreement was $24 million as of December 31, 2023.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

The Company has an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, NLIC bears the investment risk associated with changes in interest rates. Risk of asset default is retained by the Company, and NLIC pays a fee to the Company for the Company’s retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts ceded to NLIC are included in the Company’s statutory statements of operations for 2024, 2023 and 2022 and include considerations of $4 million, $46 million and $10 million, respectively, net investment income of $25 million, $31 million and $35 million, respectively, and benefits, claims and other expenses of $145 million, $186 million and $161 million, respectively. The reserve adjustment for 2024, 2023 and 2022 of $(143) million, $(153) million and $(161) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $619 million and $737 million as of December 31, 2024 and 2023, respectively, and amounts recoverable related to this agreement were $2 million and $6 million as of December 31, 2024 and 2023, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are ceded on a modified coinsurance basis. Total policy reserves under this treaty were $34 million as of December 31, 2024 and 2023. Total premiums ceded under this treaty were $11 million, $12 million and $12 million during 2024, 2023 and 2022, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby a certain life insurance contract is ceded on a 100% coinsurance basis. Policy reserves ceded under this agreement totaled $154 million as of December 31, 2024 and 2023.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unrelated reinsurers. Total reserve credits taken as of December 31, 2024 and 2023 were $457 million and $489 million, respectively. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder.

(11)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, and other affiliates and subsidiaries as a part of its ongoing operations. These include, but are not limited to, annuity and life insurance contracts, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies in conformity with NAIC statutory accounting principles. In addition, the Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Affiliate receivables and payables are the result of cost sharing and intercompany service agreements between the Company and its affiliates in which settlement has not yet occurred. Affiliate receivables are presented net of affiliate payables when the Company has the right to offset. The net amounts due from affiliates were immaterial and $68 million as of December 31, 2024 and 2023, respectively, and are included in other assets in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The net amounts due to affiliates were $61 million and $27 million as of December 31, 2024 and 2023, respectively, and are included in other liabilities in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. These arrangements are subject to written agreements which require that intercompany balances be settled within a certain time period, generally 30 to 60 days.

The Company and various affiliates share a home office, other facilities, equipment, common management and administrative services. In addition, NMIC provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. The Company was allocated costs from NMIC totaling $201 million, $160 million and $138 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Funds of Nationwide Variable Insurance Trust Funds (“NVITF”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2024 and 2023, customer allocations to NVITF totaled $1.9 billion and $1.5 billion, respectively. For the years ended December 31, 2024, 2023 and 2022, NVITF paid the Company an immaterial amount for the distribution and servicing of these funds.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

Amounts on deposit with NCMC for the benefit of the Company were $1.7 billion and $961 million as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, amounts on deposit with NCMC were comprised of $1.5 billion and $782 million, respectively, of cash and cash equivalents, with remaining amounts in short-term investments.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2024 and 2023, the Company had no outstanding borrowings from affiliated entities under such agreements. The amounts the Company incurred for interest expense on intercompany repurchase agreements during 2024, 2023 and 2022 were immaterial.

During 2023, the Company received a total distribution from Olentangy of $80 million, comprised of a return of contributed surplus of $67 million and a dividend of $13 million.

During 2024, the Company received capital contributions of $400 million from NLIC. During 2023, the Company received no capital contributions from NLIC. During 2025, the Company received additional capital contributions of $100 million from NLIC as of the subsequent event date.

Pursuant to a financial support agreement, NLIC agrees to provide the Company with the minimum capital and surplus required by each state in which the Company does business. This agreement does not constitute NLIC as guarantor of any obligation or indebtedness of the Company or provide any creditor of NLAIC with recourse to or against any of the assets of NLIC.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988, are guaranteed by NLIC. Total SPDA contracts affected by this guarantee in force as of December 31, 2024 and 2023 were immaterial.

During 2024 and 2023, the Company paid capital contributions of $6 million and $5 million, respectively, to NWSBL. During 2025, the Company paid an additional capital contribution of $7 million to NWSBL as of the subsequent event date. The entire investment in NWSBL was nonadmitted as of December 31, 2024 and 2023.

The Company and Nationwide Trust Company, FSB (“NTC”) have entered into an unsecured promissory note whereby NTC can borrow up to $180 million from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2023, NTC had an outstanding borrowing of $90 million. Upon maturity on March 21, 2024, the outstanding balance was repaid and a $180 million replacement unsecured promissory note and revolving line of credit agreement was entered into with a draw amount of $90 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of March 20, 2025. As of December 31, 2024, NTC had an outstanding balance of $90 million. Upon maturity on March 20, 2025, the outstanding balance was repaid and a $180 million replacement unsecured promissory note and revolving line of credit agreement was entered into with a draw amount of $90 million at an interest rate of 1-month SOFR plus 0.91% and a maturity date of March 19, 2026. The outstanding balance on this note is $90 million as of the subsequent event date.

The Company and NWSBL have entered into a $550 million unsecured promissory note and revolving line of credit agreement whereby NWSBL can borrow up to $550 million from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2023, NWSBL had an outstanding balance of $550 million. Upon maturity on February 28, 2024, the outstanding balance was repaid and a $550 million replacement agreement was entered into with a draw amount of $550 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of February 27, 2025. As of December 31, 2024, NWSBL had an outstanding balance of $550 million. Upon maturity on February 27, 2025, the outstanding balance was repaid and a $550 million replacement agreement was entered into with a draw amount of $550 million at an interest rate of 1-month SOFR plus 0.9% and a maturity date of February 26, 2026. The outstanding balance on this note is $550 million as of the subsequent event date.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLAIC), LLC (“NW REI (NLAIC)”), a subsidiary of NMIC, at $38 million and $40 million as of December 31, 2024 and 2023, respectively. NW REI (NLAIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLAIC) to the value contained in the audited financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLAIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLAIC), if not already recorded in the financial statements of NW REI (NLAIC).

The Company has not made any other guarantees or undertakings for the benefit of an affiliate which would result in a material contingent exposure of the Company’s or any affiliated insurer’s assets or liabilities.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2024, 2023 and 2022 Statutory Financial Statements

NMIC sponsors multiple benefit plans for its current and former employees including two qualified defined benefit pension plans, the Nationwide Retirement Plan – Account Balance and the Nationwide Retirement Plan – Final Average Pay, collectively the “Pension Plans”. On December 10, 2024, the Pension Plans purchased group annuity contracts that transferred certain obligations to the Company and NLIC. The impact of this transaction was immaterial to net income and capital and surplus.

(12)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

(13)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC RBC model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of surplus as regards policyholders as of the prior December 31 or (ii) the net income of the insurer as of the prior year. No dividends were paid by the Company to NLIC for the years ended December 31, 2024 and 2023. The Company’s surplus as regards policyholders as of December 31, 2024 was $3.5 billion and statutory net loss for 2024 was $63 million. Due to the Company’s unassigned deficit as of December 31, 2024, any dividend paid by the Company in 2025 would require regulatory approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend or distribution paid from other than earned surplus. Earned surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule I	Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2024 (in millions):

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations	$1	$1	$1
U.S. Government and agencies	17	17	17
Obligations of states and political subdivisions	2,192	1,975	2,192
Foreign governments	414	375	414
Public utilities	4,942	4,490	4,909
All other corporate, mortgage-backed and asset-backed securities	32,020	29,768	31,863

Total fixed maturity securities	$39,586	$36,626	$39,396

Equity securities:
Common stocks:
Industrial, miscellaneous and all other	45	45	45
Nonredeemable preferred stocks	2	3	3

Total equity securities	$47	$48	$48

Mortgage loans	9,874		9,874
Cash, cash equivalents and short-term investments	2,339		2,339
Policy loans	412		412
Other long-term investments[1]	2,625		2,625

Total invested assets	$54,883		$54,694

1

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $39 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule IV	Reinsurance

As of December 31, 2024, 2023 and 2022 and for each of the years then ended (in millions):

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2024
Life insurance in force	$294,948	$(96,950)	$—	$197,998	—
Life insurance premiums	$3,312	$(265)	$—	$3,047	—

2023
Life insurance in force	$267,086	$(94,561)	$—	$172,525	—
Life insurance premiums	$2,879	$(623)	$—	$2,256	—

2022
Life insurance in force	$242,505	$(70,213)	$—	$172,292	—
Life insurance premiums	$2,639	$(220)	$—	$2,419	—

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule V	Valuation and Qualifying Accounts

Years ended December 31, 2024, 2023 and 2022 (in millions):

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts[1]	Deductions	Balance at end of period
2024
Valuation allowances - mortgage loans	$—	$—	$—	$—	$—
Valuation allowances - net deferred tax assets	—	—	—	—	—

2023
Valuation allowances - mortgage loans[2]	$—	$—	$—	$—	$—
Valuation allowances - net deferred tax assets	—	—	—	—	—

2022
Valuation allowances - mortgage loans	$48	$7	$—	$—	$55
Valuation allowances - net deferred tax assets	—	—	—	—	—

1

Amounts related to net deferred tax assets are recognized through surplus. The net admitted deferred tax balance as of December 31, 2024, 2023 and 2022 was $192 million, $175 million and $150 million, respectively.

2	Effective January 1, 2023, the Company changed its method for reserving for mortgage loans. Refer to Note 5 for further discussion and the resulting impacts of the change.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.